                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           MERITOR AUTOMOTIVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                          LOGO

                                          LETTER TO
                                          SHAREOWNERS
                                          NOTICE OF 1998
                                          ANNUAL MEETING
                                          AND
                                          PROXY STATEMENT

LOGO

December 29, 1997

Dear Shareowner:

You are cordially invited to attend the first annual meeting of shareowners of the Corporation.

The meeting will be held at the Corporation's World Headquarters, 2135 West Maple Road, Troy, Michigan, on Wednesday, February 11, 1998, at 9 a.m. At the meeting, there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

If you plan to attend the meeting, please complete and return the form enclosed with your proxy or direction card, and an admittance card will be forwarded to you promptly.

It is sincerely hoped that as many shareowners as can conveniently attend will do so.

Sincerely yours,

/ Larry D. Yost]

Larry D. Yost
Chairman of the Board
and Chief Executive Officer

                            MERITOR AUTOMOTIVE, INC.
                              2135 WEST MAPLE ROAD
                           TROY, MICHIGAN 48084-7186

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREOWNERS

TO THE SHAREOWNERS OF
MERITOR AUTOMOTIVE, INC.:

NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareowners of Meritor Automotive, Inc. (the "Corporation") will be held at the Corporation's World Headquarters, 2135 West Maple Road, Troy, Michigan, on Wednesday, February 11, 1998, at 9 a.m. (Eastern Standard Time) for the following purposes:

     (a) to elect two members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2001;

     (b) to consider and vote upon a proposal to approve the selection by the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation;

     (c) to consider and vote upon a proposal to approve the adoption by the Board of Directors of the 1997 Long-Term Incentives Plan;

     (d) to consider and vote upon a proposal to approve the adoption by the Board of Directors of the Directors Stock Plan;

     (e) to consider and vote upon a proposal to approve the adoption by the Board of Directors of the Incentive Compensation Plan; and

     (f) to transact such other business as may properly come before the meeting.

Only shareowners of record at the close of business on December 15, 1997 will be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors.

David W. Greenfield
Secretary
December 29, 1997

NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. A RETURN ENVELOPE IS ENCLOSED.

                                PROXY STATEMENT

     The 1998 Annual Meeting of Shareowners of Meritor Automotive, Inc. (the "Corporation") will be held on February 11, 1998, for the purposes set forth in the accompanying Notice of 1998 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 29, 1997, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted as specified therein, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy may, nevertheless, be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy or by attending the meeting and voting in person.

     This is the Corporation's first solicitation of proxies for its Annual Meeting of Shareowners since the Corporation began operations as an independent, publicly-held company. The Corporation, which was incorporated in 1997, became a publicly-held company through the pro rata distribution by Rockwell International Corporation ("Rockwell") of all the outstanding shares of Common Stock, par value $1 per share, of the Corporation ("Common Stock"), to Rockwell's shareowners on September 30, 1997 (the "Distribution").

     It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

VOTING SECURITIES

     Only shareowners of record at the close of business on December 15, 1997 are entitled to notice of, and to vote at, the meeting. On December 15, 1997, the Corporation had outstanding 69,030,380 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. On December 15, 1997, Wells Fargo Bank, N.A., Los Angeles, California, as trustee under Rockwell's Savings Plan for its participating employees, held 13,016,841 shares of Common Stock, representing approximately 18.86% of the total outstanding shares of Common Stock. Shares held by the trustee of the Savings Plan of Rockwell on account of the participants in such plan will be voted by the trustee in accordance with written instructions from the participants, and where no instructions are received, as the trustee deems proper.

ELECTION OF DIRECTORS

     The Corporation's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. The two directors in Class I will be elected at the 1998 Annual Meeting to serve for a term expiring at the Corporation's Annual Meeting in the year 2001. The two directors in Class II and the three directors in Class III are serving terms expiring at the Corporation's Annual Meeting of Shareowners in 1999 and 2000, respectively.

     Until September 8, 1997, the Corporation's Board of Directors consisted of Messrs. D.R. Beall, C.H. Harff and L.D. Yost. In anticipation of the Distribution, on September 8, 1997 the Corporation's Board of Directors was expanded to seven members, four additional directors of the Corporation were elected and the directors were divided into three classes, in each case, as provided in the By-Laws of the Corporation.

     It is intended that proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the two nominees specified in Class I -- Nominees for Directors with Terms Expiring in 2001 below, both of whom now serve as directors with terms extending to the 1998 Annual Meeting and until their successors are elected and qualified. If for any reason either of the nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted for the election of the other nominee and may be voted for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

INFORMATION AS TO NOMINEES FOR
DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

CLASS I -- NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2001

LARRY D. YOST
Chairman of the Board and Chief Executive Officer

Age 59

[PHOTO]
                Mr. Yost was elected to his present position in May 1997. Mr. Yost joined Allen-Bradley Company, Inc. (automation), a subsidiary of Rockwell, as a manager in 1971 and, after serving in a number of increasingly responsible management positions, served as Senior Vice President of Allen-Bradley from July 1992 until November 1994. He served as President, Heavy Vehicle Systems of Rockwell from November 1994 until March 1997 and was Senior Vice President and President, Automotive and Acting President, Heavy Vehicle Systems of Rockwell from March 1997 to September 1997. Mr. Yost is a director of Kennametal Inc. and a trustee of Kettering University.

CHARLES H. HARFF
Retired Senior Vice President, General Counsel and Secretary, Rockwell International Corporation, Electronic Controls and Communications

Age 68

[PHOTO]
                Mr. Harff is a member of the Audit Committee and the Compensation and Management Development Committee. He is a consultant to Rockwell. From March 1984, when he joined Rockwell, until November 1994, Mr. Harff served as Senior Vice President, General Counsel and Secretary of Rockwell. From November 1994 to February 1996, Mr. Harff served as Senior Vice President and Special Counsel of Rockwell. He is a director of the Fulbright Association, the Christian A. Johnson Endeavor Foundation and several civic organizations.

CLASS II -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1999

HAROLD A. POLING
Retired Chairman of the Board and Chief Executive Officer, Ford Motor Company, Automotive

Age 72

[PHOTO]
                Mr. Poling is a member of the Board Composition Committee and Chairman of the Compensation and Management Development Committee. He is an investor in Metapoint Partners, an investment partnership, and retired as Chairman of the Board and Chief Executive Officer of Ford Motor Company in January 1994. He joined Ford in 1951 and served in a number of senior management positions prior to becoming President (in 1975) and Chairman (in 1977) of Ford in Europe. Mr. Poling became President and Chief Operating Officer of Ford in February 1985 and served as Chairman of the Board and Chief Executive Officer from March 1990 to January 1994. He is a director of Karrington Health, Inc., Kellogg Company, LTV Corporation and Shell Oil Company. He is also a director, trustee or member of a number of business, educational and civic organizations.

MARTIN D. WALKER
Retired Chairman of the Board, M.A. Hanna Company, Specialty Chemicals, Plastics, Rubber Products

Age 65

[PHOTO]
                Mr. Walker is Chairman of the Audit Committee and a member of the Board Composition Committee. He retired as Chairman of the Board of M.A. Hanna Company in June 1997. He joined Hanna in 1986 as Chairman of the Board and Chief Executive Officer and served as Chief Executive Officer until December 1996. In 1972, Mr. Walker joined Rockwell as a vice president and, after serving in a number of increasingly responsible management positions, served as Senior Vice President and President, Automotive of Rockwell from 1978 until 1982, as Executive Vice President of Rockwell from 1982 until 1986 and as a director of Rockwell from 1979 until 1986. He is a director of Comerica, Inc., Goodyear Tire and Rubber Co., M.A. Hanna Company, Lexmark International Group, Reynolds & Reynolds Co., Textron Inc. and The Timken Company. He is also a director, trustee or member of a number of business, educational and civic organizations.

CLASS III -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2000

JOSEPH B. ANDERSON, JR.
Chairman of the Board and Chief Executive Officer, Chivas Products, Ltd., Automotive Component Supplier

Age 54

[PHOTO]
                Mr. Anderson is Chairman of the Board Composition Committee and is a member of the Environmental and Social Responsibility Committee. He is Chairman of the Board and Chief Executive Officer of Chivas Products, Ltd. He has held that position since October 1994. From December 1992 to July 1993, Mr. Anderson was President and Chief Executive Officer of Composite Energy Management Systems, Incorporated (automotive component supplier). Mr. Anderson served in a variety of positions, primarily in manufacturing, with General Motors Corporation (automotive manufacturer) from 1979 until December 1992. He also served as an assistant to the U.S. Secretary of Commerce from 1977 to 1979. Mr. Anderson is a director of Quaker Chemical Corporation and a trustee of Kettering University. He is also a director, trustee or member of a number of business, educational and civic organizations.

DONALD R. BEALL
Chairman of the Board, Rockwell International Corporation, Electronic Controls and Communications

Age 59

[PHOTO]
                Mr. Beall is a member of the Board Composition Committee and the Compensation and Management Development Committee. He is Chairman of the Board of Rockwell and was Chairman and Chief Executive Officer of Rockwell from February 1988 through September 1997. Following Mr. Beall's retirement as Chairman of the Board of Rockwell immediately after Rockwell's February 1998 annual meeting of shareowners, he will serve as Chairman of the Board's executive committee. He served nine years as President and Chief Operating Officer of Rockwell and in a number of other increasingly responsible senior management positions at Rockwell after joining Rockwell in 1968. He is a director of Rockwell, Amoco Corporation, The Procter & Gamble Company and The Times Mirror Company. He is a trustee of the California Institute of Technology and a member of the University of California -- Irvine Board of Overseers and the Board of Visitors of its Graduate School of Management as well as The Business Council, the Chief Executives' Organization and the Council on Competitiveness. He is also a director, trustee or member of a number of other professional and civic organizations.

JOHN J. CREEDON
Retired President and Chief Executive Officer, Metropolitan Life Insurance Company, Insurance

Age 73

[PHOTO]
                Mr. Creedon is a member of the Audit Committee and Chairman of the Environmental and Social Responsibility Committee. He is a retired President and Chief Executive Officer of Metropolitan Life Insurance Company. He joined Metropolitan Life in 1942 and was appointed Senior Vice President and General Counsel in 1973. He became an Executive Vice President in 1976, President and a director in 1980, served as Chief Executive Officer from 1983 through August 1989, and then as Chairman of the Executive Committee until April 1991. He is a director of Corporate Partners and Union Carbide Corporation and serves as a consultant to Rockwell pursuant to a Rockwell retirement policy in effect prior to December 1995 for former directors. He is also a director, trustee or member of a number of business, educational and civic organizations.

BOARD OF DIRECTORS AND COMMITTEES

     The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established four standing committees whose principal functions are briefly described below. In the 1997 fiscal year, when the Corporation was a wholly-owned subsidiary of Rockwell, the Board acted by unanimous written consent and held only one meeting, which was attended by all the directors. There were no committee meetings in the 1997 fiscal year.

     The Audit Committee is composed of three non-employee directors. Among its functions, it reviews the scope and effectiveness of audits of the Corporation by the independent public accountants and by the Corporation's internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Corporation, subject to approval of the shareowners; reviews the audit plans of the independent public accountants and the Corporation's internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Corporation's annual financial statements before their release; reviews the adequacy of the Corporation's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the Corporation's internal auditors with respect to their audit activities; and monitors compliance by the employees of the Corporation with the Corporation's standards of business conduct policies.

     The principal functions of the Board Composition Committee, which is composed of four non-employee directors, are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Troy, Michigan, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

     The three members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs that are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans.

     The Environmental and Social Responsibility Committee, which is composed of two non-employee directors, reviews and assesses the Corporation's policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations, including programs for and contributions to health, educational, cultural and other social institutions.

COMPENSATION OF DIRECTORS

     Non-employee directors of the Corporation receive a retainer at the rate of $35,000 per year for Board service. No additional retainer is paid for service on committees. Pursuant to the Directors Stock Plan, each non-employee director received a grant of 500 shares of Common Stock immediately following the Distribution and will receive a grant of 1,000 shares of Common Stock immediately after each Annual Meeting of Shareowners of the Corporation. In addition, pursuant to the Directors Stock Plan, each non-employee director was granted options to purchase, at the closing price of the Common Stock on the New York Stock Exchange -- Composite Transactions reporting system on the date of grant, 1,500 shares of Common Stock effective concurrently with the first grant of options under the Corporation's 1997 Long-Term

Incentives Plan on November 19, 1997 and will be granted options for 3,000 shares of Common Stock immediately after each Annual Meeting of Shareowners of the Corporation. Each of these grants is subject to approval of the Directors Stock Plan at the 1998 Annual Meeting (see Proposal to Approve the Directors Stock Plan).

     Under the terms of the Corporation's directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the Federal long-term rate set each month by the Secretary of the Treasury. Each director also has the option each year to determine whether to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price of the Common Stock on the New York Stock Exchange -- Composite Transactions reporting system on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

     Directors who are also employees of the Corporation or a subsidiary of the Corporation do not receive compensation for serving as directors.

CERTAIN TRANSACTIONS AND OTHER RELATIONSHIPS

     In October 1997, Chivas Products, Ltd., of which Joseph B. Anderson, Jr., a director of the Corporation, is Chairman of the Board and Chief Executive Officer, filed for Chapter 11 bankruptcy protection in U.S. Bankruptcy Court in the Eastern District of Michigan. Chivas Products expects that a plan of reorganization will be completed in 1998.

     In connection with the Distribution, Rockwell and the Corporation entered into several agreements, including agreements relating to services to be provided by Rockwell to the Corporation following the Distribution, the allocation of liabilities and obligations with respect to taxes, employee benefit plans and compensation arrangements, and other matters. At the time these agreements were negotiated and executed, certain of the Corporation's directors and executive officers also served as a director and executive officers of Rockwell. The Corporation believes the terms of these agreements to be fair.

OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

     The following table shows the beneficial ownership, reported to the Corporation as of November 30, 1997, of the Corporation's Common Stock, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of each director, each executive officer listed in the table on page 8 and, as a group, of such persons and other executive officers.

                  BENEFICIAL OWNERSHIP AS OF NOVEMBER 30, 1997

                                                                           COMMON STOCK
                                                               -------------------------------------
                            NAME                               SHARES(1)         PERCENT OF CLASS(2)
-------------------------------------------------------------  ---------         -------------------
Joseph B. Anderson, Jr. .....................................       500                   --*
Donald R. Beall..............................................   121,294(3)(4)            .18
John J. Creedon..............................................     1,589                   --*
Charles H. Harff.............................................    13,230(5)                --*
Harold A. Poling.............................................       500                   --*
Martin D. Walker.............................................     6,843(6)                --*
Larry D. Yost................................................    51,810(3)                --*
Robert A. Calder.............................................    15,669(3)(7)             --*
Thomas A. Madden.............................................    29,762(3)                --*
Prakash R. Mulchandani.......................................    34,042(3)                --*
Richard C. Quaid.............................................    18,213(3)(7)             --*
All of the above and other executive officers as a group (17
  persons)...................................................   317,252(3)(7)            .46

---------------
 *  Less than 0.1%

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) For purposes of computing the percentage of outstanding shares beneficially owned by each person, shares as to which such person has a right to acquire beneficial ownership within 60 days have been included in both the number of shares owned by that person and the number of shares outstanding, in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(3) Includes shares beneficially owned under the Rockwell Savings Plan and the Corporation's Savings Plan. Also includes the following numbers of shares of Common Stock which may be acquired upon exercise of options that will become exercisable within 60 days: Mr. Yost, 13,000 shares; Mr. Calder, 11,700 shares; and Mr. Madden, 13,000 shares. Does not include the following share equivalents held under supplemental savings plans of Rockwell on November 30, 1997: Mr. Beall, 3,592 shares; Mr. Yost, 149 shares; Mr. Calder, 170 shares; Mr. Madden, 47 shares; Mr. Mulchandani, 27 shares; and Mr. Quaid, 102 shares.

(4) Includes shares as to which beneficial ownership is disclaimed, as follows:
    6,717 shares held for the benefit of family members and 3,333 shares owned by the Beall Family Foundation, of which Mr. Beall is President and a director.

(5) Includes 1,110 shares held by the Charles H. and Marion M. Harff Charitable Remainder Trust, of which Mr. Harff is co-trustee.

(6) Includes 3,499 shares as to which beneficial ownership is disclaimed owned by the Martin D. and Mary J. Walker Charitable Foundation, of which Mr. Walker is a trustee, and 2,844 shares owned by the Martin D. Walker Charitable Remainder Unit Trust, of which Mr. Walker is trustee.

(7) Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

EXECUTIVE COMPENSATION

     The Corporation began operation independent of Rockwell on October 1, 1997, and did not pay any compensation to its executive officers for services rendered to the Corporation and its subsidiaries prior to that date. The information shown below reflects the annual and long-term compensation, from all sources, of the chief executive officer of the Corporation and the other four most highly compensated executive officers of the Corporation at September 30, 1997 (the "Named Executive Officers"), for services rendered in all capacities to Rockwell and its subsidiaries for the fiscal years ended September 30, 1997 and 1996. In many cases, the individuals listed below served Rockwell and its subsidiaries in different capacities than those in which they serve the Corporation. The table does not reflect the compensation to be paid to executive officers of the Corporation in the future.

                         SUMMARY COMPENSATION TABLE(1)

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                        -----------------------
                                         ANNUAL COMPENSATION
                                 ------------------------------------     AWARDS       PAYOUTS       ALL OTHER
                                                               OTHER    -----------   ---------   COMPENSATION(6)
                                                              ANNUAL       STOCK      LONG-TERM   ---------------
  NAME AND PRINCIPAL POSITION                                 COMPEN-     OPTIONS     INCENTIVE
    WITH THE CORPORATION(2)      YEAR   SALARY(3)   BONUS     SATION    (SHARES)(4)   PAYOUTS(5)
   -------------------------     -----  --------   --------   -------   -----------   ---------
Larry D. Yost..................   1997  $290,000   $425,000   $10,364      15,000     $786,100        $16,099
  Chairman of the Board           1996   250,000    200,000     6,937      15,974      405,000         14,004
  and Chief Executive Officer
Robert A. Calder...............   1997   251,875     78,200    12,660      13,500      424,415        118,778(7)
  Senior Vice President           1996   240,000    145,000    16,318      15,974       80,520         17,343
  and President, Light Vehicle
  Systems
Thomas A. Madden...............   1997   207,500    171,600    16,483      22,500      154,700         13,277
  Senior Vice President           1996   173,333    110,000    11,781          --           --         10,870
  and Chief Financial Officer
Prakash R. Mulchandani.........   1997   210,000    172,500     6,322          --      957,200         16,021
  Senior Vice President and       1996   191,667    133,700     8,997          --       80,520         12,263
  President, Worldwide Truck
  and Trailer Systems(8)
Richard C. Quaid...............   1997   200,000    150,300    12,271          --      957,200         18,586
  Senior Vice President and       1996   200,000    107,000    13,360          --       80,520         13,923
  President, Off-Highway and
  Specialty Products

---------------
(1) In accordance with the Instruction to Item 402(b) of Regulation S-K, the compensation of the Named Executive Officers is not shown for fiscal 1995, because the Corporation was not a reporting company under the Exchange Act for that year, and such compensation information has not been provided in a prior filing with the Securities and Exchange Commission.

(2) The table reflects the positions held with the Corporation at September 30, 1997. The Named Executive Officers served Rockwell and its subsidiaries in the following capacities during fiscal years 1996 and 1997. The compensation reflected in the table for fiscal 1996 and 1997 (except amounts in the Bonus and Long-Term Incentive Payouts columns for 1997, which were paid by the Corporation) was paid by Rockwell to the Named Executive Officers in such capacities: Mr. Yost -- Senior Vice President and President, Automotive and Acting President, Heavy Vehicle Systems (March 1997-September 1997), and President, Heavy Vehicle Systems (October 1995-March 1997); Mr.
    Calder -- President, Light Vehicle Systems; Mr. Madden -- Vice President and Senior Vice President -- Finance, Automotive (March 1997-September 1997), Vice President, Corporate Development (September 1996-March 1997), Vice President -- Finance & Administration, Light Vehicle Systems (May 1996-September 1996), and Vice President -- Finance & Administration, Automotive (October 1995-May 1996); Mr. Mulchandani --
    President -- Worldwide Truck and Trailer Systems, Heavy Vehicle Systems (April 1996-September 1997), and President -- North American Truck Systems, Automotive (October 1995-April 1996); and Mr.
    Quaid -- President -- Off-Highway and Specialty Products, Heavy Vehicle Systems (April 1996-September 1997) and President -- Off-Highway Products, Automotive (October 1995-April 1996).

(3) Effective October 1, 1997, the annual salaries of the Named Executive Officers are: Mr. Yost, $475,000; Mr. Calder, $260,000; Mr. Madden, $260,000; Mr. Mulchandani, $231,000; and Mr. Quaid, $215,000.

(4) Stock options relate to awards of options to purchase Rockwell common stock under Rockwell's 1988 and 1995 Long-Term Incentives Plans. Options awarded in fiscal year 1997 were assumed by the Corporation and, after certain adjustments to reflect the effect of the Distribution, now relate to the Common Stock of the Corporation. See the table under Option Grants below. Options granted prior to October 1, 1996 were not assumed by the Corporation, and continue to relate to Rockwell common stock, but have been adjusted to reflect the effect of the Distribution.

(5) Long-term incentive payouts for 1997 include amounts paid or to be paid to the Named Executive Officers by the Corporation in respect of Rockwell's 1995 Long-Term Incentives Plan (a) with respect to the three-year performance period ended September 30, 1997, and (b) upon early termination, as of September 30, 1997, of the three-year performance period ending September 30, 1999. Messrs. Yost, Mulchandani and Quaid received payments with respect to both performance periods; Mr. Calder will receive payments only with respect to early termination of the performance period ending September 30, 1999; and Mr. Madden received payments only with respect to the performance period ended September 30, 1997. For Messrs. Yost, Madden, Mulchandani and Quaid, all or a portion of these payments were made in the form of restricted shares of Common Stock issued under the Corporation's 1997 Long-Term Incentives Plan, subject to approval of that plan by shareowners of the Corporation at the 1998 Annual Meeting. See Long-Term Incentive Plan Awards below.

(6) This column reflects amounts contributed or accrued for fiscal years 1997 and 1996 for the Named Executive Officers under employee savings plans and related supplemental savings plans of Rockwell and certain subsidiaries of Rockwell.

(7) This amount includes $100,000 paid by Rockwell to Mr. Calder in consideration of his continuing as an employee through the date of the Distribution.

(8) Effective January 1, 1998, Mr. Mulchandani's position will be Senior Vice President and President, Heavy Vehicle Systems.

     Mr. Calder will retire from his current positions on December 31, 1997. The Corporation has entered into an arrangement with Mr. Calder pursuant to which he will provide consulting services to the Corporation and will receive monthly payments of $21,667 through March 31, 2000, and will continue to be eligible for awards for fiscal years 1998 and 1999 under the Corporation's annual Incentive Compensation Plan. Mr. Calder is also eligible to receive certain payments from the Corporation in respect of prior grants under Rockwell's long-term incentives plan (see Long-Term Incentive Plan Awards below). In addition, for specified and limited periods of time, Mr. Calder will continue to participate in various Corporation benefit programs including savings and medical plans and will have access to an automobile and a company-owned club membership.

                                 OPTION GRANTS

     Shown below is further information on grants to certain of the Named Executive Officers of options to purchase Rockwell common stock pursuant to Rockwell's 1995 Long-Term Incentives Plan during the fiscal year ended September 30, 1997, which are reflected in the Summary Compensation Table above.

                                                            OPTION GRANTS
                                   ----------------------------------------------------------------
                                                     PERCENTAGE OF TOTAL                              GRANT DATE
                                      NUMBER OF        OPTIONS GRANTED                                  VALUE
                                     SECURITIES          TO ROCKWELL                                  ----------
                                     UNDERLYING           EMPLOYEES        EXERCISE OR                GRANT DATE
                                   OPTIONS GRANTED        IN FISCAL        BASE PRICE    EXPIRATION    PRESENT
              NAME                   (SHARES)(L)            1997           (PER SHARE)      DATE       VALUE(2)
---------------------------------  ---------------   -------------------   -----------   ----------   ----------
Larry D. Yost....................       15,000                .62%           $61.500       12/09/06    $274,200
Robert A. Calder.................       13,500                .55%            61.500       12/09/06     246,780
Thomas A. Madden.................       15,000                .62%            61.500       12/09/06     274,200
                                         7,500                .31%            67.875        3/15/07     164,775

---------------
(1) The option information set forth in the table reflects the terms of the options as granted by Rockwell. The options granted to Messrs. Yost and Calder and options for 15,000 shares granted to Mr. Madden were granted on December 9, 1996, and the first of three equal installments of these options became exercisable December 9, 1997. The remaining options granted to Mr. Madden were granted on March 15, 1997, and the first of three equal installments of these options will become exercisable March 15, 1998. All of these options were converted, at the time of the Distribution, into options to purchase Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to provide equivalent value for each holder. After adjustment, the number of options to purchase Common Stock and the exercise price per share for each of the above Named Executive Officers were as follows: Mr. Yost, 39,000 shares at an exercise price of $23.6538; Mr. Calder, 35,100 shares at an exercise price of $23.6538; and Mr. Madden, 39,000 shares at an exercise price of $23.6538 and 19,500 shares at an exercise price of $26.1058.

(2) These values are based on the Black-Scholes option pricing model which produces a per option share value of $18.28 and $21.97 for the options granted in December 1996 and March 1997, respectively, using the following assumptions and inputs: options exercised after 7 1/2 years, weighted five-year prior stock price volatility and dividend yield of .2477 and 2.59%, respectively, for the December 1996 grant, and .2477 and 2.45%, respectively for the March 1997 grant; and an interest rate of 6.08% for the December 1996 grant and 6.94% for the March 1997 grant, which were the zero coupon 7 1/2-year Treasury bond rates at the respective dates of grant. The Black-Scholes option pricing methodology attempts to portray the value of an option at the date of grant. The actual value, if any, that may be realized from these options by the officer will depend solely on the gain in stock price over the exercise price when the options are exercised.

     On November 19, 1997, options were granted under the Corporation's 1997 Long-Term Incentives Plan (subject to approval of the plan at the 1998 Annual Meeting) to the Named Executive Officers to purchase the following numbers of shares of Common Stock: Mr. Yost, 246,000; Mr. Madden, 93,000; Mr. Mulchandani, 63,000; and Mr. Quaid, 63,000. These option grants consisted of annual long-term incentive grants plus one-time incentive grants incident to the Corporation's becoming a publicly-held company. All of these options are exercisable at an exercise price of $22.3125 per share and expire on November 19, 2007.

     Options to purchase the following numbers of shares of Common Stock, at an exercise price of $22.3125 per share, also were granted on November 19, 1997 to the following Named Executive Officers in consideration of the early termination of the three-year performance period ending September 30, 1999 under Rockwell's 1995 Long-Term Incentives Plan (see Long-Term Incentive Plan Awards below): Mr. Yost, 64,000; Mr. Mulchandani, 64,000; and Mr. Quaid, 64,000. These options will become exercisable two years after the grant date and will expire on November 19, 2007.

     See Proposal to Approve the 1997 Long-Term Incentives Plan.

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table shows (1) options to purchase Rockwell common stock that were exercised by the Named Executive Officers in fiscal year 1997 and (2) the value as of September 30, 1997 of unexercised in-the-money options to purchase Rockwell common stock.

                                                       NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                          OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                            SHARES                     SEPTEMBER 30, 1997(1)         SEPTEMBER 30, 1997(1)(2)
                           ACQUIRED      VALUE     -----------------------------   -----------------------------
          NAME            ON EXERCISE   REALIZED   EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
------------------------  -----------   --------   -----------     -------------   -----------     -------------
Larry D. Yost...........         --           --      13,842           29,910      $   326,907       $ 298,692
Robert A. Calder........         --           --      42,595           28,410        1,380,577         296,536
Thomas A. Madden........     12,400     $423,525      12,033           22,500          386,775          21,563
Prakash R.                       --           --      13,202               --          538,967              --
  Mulchandani...........
Richard C. Quaid........      4,500      170,929       4,552               --          151,851              --

---------------
(1) Includes options to purchase Rockwell common stock, without adjustment to reflect the Distribution. In connection with the Distribution, Rockwell options granted after September 30, 1996 were converted into options to purchase Common Stock, on the same terms and vesting schedule as the Rockwell options but with adjustments to the exercise price and the number of shares for which such options are exercisable to provide equivalent value for each holder (see Option Grants above). Rockwell options granted before October 1, 1996, which remain options to purchase Rockwell common stock, were also adjusted to provide equivalent value to optionholders after giving effect to the Distribution.

(2) Based on the closing price of Rockwell common stock ($62.9375) in "regular way" trading on the New York Stock Exchange-Composite Transactions reporting system on September 30, 1997, the last trading day in that month. After giving effect to the Distribution and the adjustments noted in footnote 1, the value of the unexercised options would be substantially equivalent to the value set forth in the table.

                        LONG-TERM INCENTIVE PLAN AWARDS

     All liabilities in respect of Rockwell long-term incentive plan awards granted to individuals who became employees of the Corporation and that were outstanding at the time of the Distribution were assumed by the Corporation. These outstanding long-term incentive plan awards are described in terms of target performance payouts in cash amounts, and a payout percentage of between 0% and 300%, based on actual performance over a three-year performance cycle, as measured by sales growth, return on sales and return on assets of the Corporation's business, and performance of Rockwell common stock, as applied to the target performance payout amount.

     During fiscal 1997, awards (in addition to stock options included in the Summary Compensation Table above) were granted under long-term incentive plans of Rockwell to the Named Executive Officers with respect to the three-year performance cycle ending September 30, 1999. The Named Executive Officers received the following amounts with respect to the period ended September 30, 1997 of this performance cycle based on actual 1997 results, paid in cash or in restricted shares of Common Stock that will vest upon the individual's retirement under the Corporation's retirement plans: Mr. Yost, $288,600 (in 12,934 shares); Mr. Mulchandani, $287,600 (in cash); and Mr. Quaid, $287,600 (in 12,889 shares). These amounts are included in the Summary Compensation Table above. In addition, in consideration of the early termination of the performance cycle, with respect to the periods ending September 30, 1998 and 1999 of such three-year performance cycle, options to purchase Common Stock of the Corporation were granted in November 1997 to participants in that cycle, including Messrs. Yost, Mulchandani and Quaid (see Option Grants above). Mr. Calder will receive $424,415 in cash in January 1998 with respect to the performance cycle ending September 30, 1999. This amount is included in the Summary Compensation Table above.

     Grants made in respect of the three-year performance cycle ending September 30, 1998 will continue to be outstanding, with such adjustments as are deemed appropriate by the Compensation and Management Development Committee to reflect the Distribution.

     Payments in respect of grants made for the three-year performance cycle that ended on September 30, 1997 were made by the Corporation and are included in the Summary Compensation Table. The Named Executive Officers earned the following amounts, paid in cash or the noted number of restricted shares of Common Stock that will vest upon retirement under the Corporation's retirement plans in the case of Messrs. Yost and Mulchandani and on November 19, 2002 in the case of Mr. Madden: Mr. Yost, $497,500 (in 22,297 shares); Mr. Madden, $154,700 (in 6,933 shares); Mr. Mulchandani, $669,600 (in 30,010 shares); and
Mr. Quaid, $669,600 (in cash).

     The number of restricted shares delivered in payment of the above awards was based on the closing price of the Common Stock on the New York Stock Exchange -- Composite Transactions reporting system on November 19, 1997 ($22.3125). These payments in the form of restricted shares are subject to approval of the 1997 Long-Term Incentives Plan by shareowners at the 1998 Annual Meeting, failing which the awards will be paid in cash.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee of the Board of Directors (the "Compensation Committee"), which consists entirely of non-employee directors (see Board of Directors and Committees above), has furnished the following report on executive compensation:

COMPENSATION FOR FISCAL YEAR 1997 UNDER ROCKWELL PROGRAMS

     The Compensation Committee was constituted in September 1997 shortly prior to the September 30, 1997 spin-off of the Corporation from Rockwell. Accordingly, substantially all the decisions affecting compensation for fiscal year 1997 of the Corporation's Chief Executive Officer and its other senior executives, as well as the various compensation plans applicable to them and other employees of the Corporation, were under plans, arrangements and commitments approved by Rockwell shareowners or the Compensation and Management Development Committee of Rockwell's Board of Directors (the "Rockwell Committee").

     At its November 1997 meeting, the Compensation Committee assessed the Corporation's performance and the performance of its chief executive and other senior officers to determine the annual incentive compensation for fiscal year 1997 and the long-term incentive awards earned for the three fiscal years period ended September 30, 1997.

     - Annual Incentives -- At the beginning of the 1997 fiscal year the Rockwell Committee, in conjunction with Rockwell's chief executive officer and its president, established annual incentive criteria measured through a performance matrix based on performance profit after taxes, sales growth and after tax return on assets. The Compensation Committee assessed the 1997 fiscal year performance, applied the methodology set for that year by the Rockwell Committee and awarded the annual incentive compensation (see the column headed "Bonus" in the Summary Compensation Table under Executive Compensation above) to the Named Executive Officers and other key employees of the Corporation. In addition to the financial performance criteria, individual awards were based on levels of responsibility and an assessment of individual performance by the Corporation's Chief Executive Officer of key employees other than himself.

     The Compensation Committee was advised by Rockwell's Senior Vice President for Human Resources that achievement of the goals set for the Corporation's 1997 fiscal year was intended to provide incentive compensation at or above 100% of target levels established for the Named Executive Officers and other key employees through broad industry surveys, with significant upward and downward leverage dependent on performance. For the 1997 fiscal year, the annual incentive compensation for the Corporation's executives averaged 203.81% (and ranged from 62.25% to 320.76%) of target incentive compensation levels. Based on competitive compensation data provided to the Compensation Committee, it believes the awards for executives of the Corporation's Heavy Vehicle Systems business are about in the median of companies with which the Corporation competes for executive talent. Awards for executives of the Corporation's Light Vehicle Systems unit were well below the median.

     - Long-Term Incentives -- In fiscal years 1995, 1996 and 1997, the Rockwell Committee granted key executives of the Corporation long-term incentives under Rockwell's 1995 Long-Term Incentives Plan. These incentives were granted in the form of performance units that provided a long-term compensation opportunity dependent on achieving certain goals over a period of three fiscal years. The 1995 awards related to a performance period ended September 30, 1997, with goals measured by return on assets and cumulative profit before tax. The 1996 and 1997 awards related to performance periods ending September 30, 1998 and 1999, respectively, with goals measured by sales growth, return on sales and return on assets. In each case, the potential payment was to be adjusted depending on the price increase or decrease of Rockwell common stock over the three-year period. In accordance with Rockwell's long-term incentives program, Mr. Yost and Mr. Calder each received one-half of their respective long-term incentive grants for each of the foregoing three-year periods in the form of Rockwell stock options and one-half in the form of units granted under the performance unit plans.

     At its November 1997 meeting, the Compensation Committee terminated the performance period for the 1997 grant and awarded long-term incentives to key executives of the Corporation, including the Named Executive Officers, with respect to both the 1995 and 1997 grants (see the column headed "Long-Term Compensation Payouts" in the Summary Compensation Table under Executive Compensation above). For the 1995 grants, awards were based on the formulae in the performance unit plan for the three fiscal years ended in 1997 and were paid in cash or restricted shares of Common Stock. For the 1997 grants, awards were based on the formulae in the performance unit plan for the three fiscal years ending in 1999, measured against actual results for the fiscal 1997 portion of the performance period and forecasts of fiscal 1998 and 1999 results for the balance of the performance period. The 1997 portion of the award was paid in cash or restricted shares of Common Stock; the 1998 and 1999 portions of the award were made through stock options granted in November 1997. The Compensation Committee also determined that the 1996 grants should continue in effect.

     In furtherance of the intended alignment of the financial interests of executives with those of the Corporation's shareowners and to enhance meeting the Corporation's employee stock ownership guidelines, the Compensation Committee awarded the long-term incentives earned by certain of the Named Executive Officers in the form of restricted shares of Common Stock. Accordingly, Messrs. Yost, Madden, Mulchandani and Quaid received 35,231, 6,933, 30,010 and 12,889 restricted shares, respectively, that will vest upon retirement from the Corporation under the Corporation's retirement plans in the case of Messrs. Yost, Mulchandani and Quaid, and five years from the date of grant in the case of Mr. Madden. Grants in the form of restricted stock are subject to approval of the 1997 Long-Term Incentives Plan by shareowners at the 1998 Annual Meeting, failing which these awards will be paid in cash.

COMPENSATION PHILOSOPHY AND OBJECTIVES FOR THE CORPORATION

     Following its appointment in September 1997, the Compensation Committee adopted compensation policies for the Corporation intended to "pay for performance" through meeting three fundamental objectives:

     - foster the creation of shareowner value through close alignment of the financial interests of executives with those of the Corporation's shareowners

     - recognize individual and team performance through evaluation of each executive's effectiveness in meeting strategic and operating plan goals

     - create compensation systems to attract, retain and motivate the high caliber of executives necessary for the Corporation's leadership and growth

EMPLOYEE STOCK OWNERSHIP

     The Compensation Committee believes the focus on "pay for performance" can best be achieved by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

                                                                         COMMON STOCK
                                                                         MARKET VALUE
                                                                         ------------
        - Chief Executive Officer..................................             5
        - Senior Vice Presidents...................................             3
        - Other Executive Officers.................................             2
        - Other Vice Presidents....................................           1.5
        - Other Executives subject to the guidelines...............             1

     Only shares owned directly (including restricted shares) or through savings plans of the Corporation or Rockwell, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Ownership Guidelines. The Ownership Guidelines provide a transition period during which executives may achieve compliance. In general, this period ends five years after the date the Ownership Guidelines become applicable to them. Non-U.S. based executives in each category listed above are subject to the same Ownership Guidelines except in the case of "Other Vice Presidents" (a multiple of 1) and "Other Executives subject to the guidelines" (a multiple of 0.5).

COMPONENTS OF THE CORPORATION'S COMPENSATION PLANS

     - Strategy -- In order to carry out the "pay for performance" philosophy established by the Compensation Committee, base salaries are generally set somewhat below the median of other major U.S. industrial companies, with opportunity provided for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on the Corporation's and individual performance. The Compensation Committee intends to consider the total compensation potentially available to each of the Named Executive Officers and the other senior executives in establishing each element of compensation.

     The Compensation Committee intends to be advised periodically by independent compensation consultants concerning the Corporation's compensation programs in comparison to those of other companies which the consultants believe compete with the Corporation for executive talent.

     - Base Salary -- The base salaries, beginning October 1997, of the senior executives of the Corporation, including the Named Executive Officers, were established by the Board of Directors upon recommendations of the Chief Executive Officer and the senior human resources executives of the Corporation and of Rockwell. The Board of Directors was advised that the recommended base salaries were based on data from industry, peer group and national surveys of other major U.S. industrial companies selected by Hewitt Associates LLP, in consultation with the senior human resources executives of the Corporation and of Rockwell, that are believed to compete with the Corporation for executive talent. In addition, reference data for a broader group of large industrial companies was considered. The base salaries also reflect performance judgments as to the past and expected future contributions of the individual senior executives.

     - Annual Incentives -- Near the beginning of each fiscal year, the Compensation Committee and the Board of Directors intend to review with the Chief Executive Officer the Corporate Goals and Objectives for that year, including measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. After the end of the year, performance against the Corporate Goals and Objectives will be evaluated and the results considered by the Compensation Committee in awarding annual incentive compensation. The Compensation Committee intends to consult with the Chief Executive Officer as to the allocation of individual executive awards based on levels of responsibility and the assessment of individual performance.

     - Long-Term Incentives -- The Corporation's 1997 Long-Term Incentives Plan, upon shareowner approval at the 1998 Annual Meeting, will provide the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually the

Compensation Committee intends to evaluate the type of long-term incentives it believes are most likely to achieve the Corporation's total compensation objectives. The present intention of the Compensation Committee, assuming approval of the Corporation's 1997 Long-Term Incentives Plan, is to provide long-term incentives one-half through stock option grants and one-half through awards under long-term performance plans.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Yost's base salary was increased, effective October 1, 1997, to $475,000 (see Components of the Corporation's Compensation Plans -- Base Salary above). In connection with Mr. Yost's promotion to Senior Vice President and President, Automotive of Rockwell, his annual salary had been increased by Rockwell to $325,000 effective March 1997, prior to which his annual salary had been $250,000. The Compensation Committee believes his new salary is in line with the Corporation's compensation philosophy and appropriately reflects the increased responsibilities Mr. Yost now has as Chief Executive Officer of a major publicly owned company.

     In determining Mr. Yost's annual incentive and long-term incentive compensation for fiscal year 1997, the Compensation Committee assessed his individual performance and otherwise used the same criteria as for the other four Named Executive Officers (see Compensation for Fiscal Year 1997 Under Rockwell Programs above).

                          Compensation and Management
                             Development Committee

                           Harold A. Poling, Chairman
                                Donald R. Beall
                                Charles H. Harff

RETIREMENT BENEFITS

     Prior to the Distribution, the Named Executive Officers participated in a Rockwell defined benefit pension plan, and Rockwell has retained the obligations for vested benefits earned by the Named Executive Officers prior to the Distribution. At the time of the Distribution, the Corporation established a defined benefit pension plan that is intended to qualify under Section 401(a) of the Internal Revenue Code and that is substantially similar in all material respects to Rockwell's plan. The Corporation's plan credits participants for service earned with Rockwell, and the benefits payable under the Corporation's plan will be equal to the difference between the total benefit earned with both companies and the vested benefit obligations retained by Rockwell.

     The following table shows the estimated aggregate annual retirement benefits payable on a straight life annuity basis to participating employees, in the earnings and years of service classifications indicated, under the Corporation's and Rockwell's retirement plans which cover most officers and other salaried employees of the Corporation on a noncontributory basis. These benefits reflect a reduction to recognize in part the cost of Social Security benefits related to service for the Corporation and Rockwell. The plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

                                        ESTIMATED ANNUAL RETIREMENT BENEFITS FOR YEARS OF SERVICE
                                                                INDICATED
                                     ---------------------------------------------------------------
      AVERAGE ANNUAL EARNINGS        10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
-----------------------------------  --------   --------   --------   --------   --------   --------
$200,000...........................  $ 52,007   $ 77,999   $ 82,632   $ 87,266   $ 91,900   $ 96,533
 300,000...........................    78,677    117,999    125,132    132,266    139,400    146,533
 400,000...........................   105,347    157,999    167,632    177,266    186,900    196,533
 500,000...........................   132,017    197,999    210,132    222,266    234,400    246,533
 600,000...........................   158,687    237,999    252,632    267,266    281,900    296,533
 700,000...........................   185,357    277,999    295,132    312,266    329,400    346,533
 800,000...........................   212,027    317,999    337,632    357,266    376,900    396,533
 900,000...........................   238,697    357,999    380,132    402,266    424,400    446,533

     Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plan generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement. The credited years of service of Messrs. Yost, Calder, Madden, Mulchandani and Quaid are 26, 12, 16, 23 and 23, respectively.

     Sections 401(a)(17) and 415 of the Internal Revenue Code limit the annual benefits that may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation and Rockwell have established supplemental plans that authorize the payment out of their respective general funds of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections. Pursuant to an agreement between the Corporation and Rockwell in connection with the Distribution, the Corporation has assumed all liabilities under Rockwell's supplemental plans with respect to participants under Rockwell's supplemental plans who became employees of the Corporation as of the time of the Distribution.

PROPOSAL TO APPROVE THE SELECTION OF AUDITORS

     The Board of Directors of the Corporation has selected the firm of Deloitte & Touche LLP as the auditors of the Corporation, subject to the approval of the shareowners. Deloitte & Touche LLP have acted as auditors for the Corporation since its inception.

     Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including its performance for Rockwell in prior years and its reputation for integrity and for competence in the fields of accounting and auditing.

     Representatives of Deloitte & Touche LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL, WHICH IS PRESENTED AS ITEM (b).

PROPOSAL TO APPROVE THE 1997 LONG-TERM INCENTIVES PLAN

     A proposal will be presented to the meeting to approve the Corporation's 1997 Long-Term Incentives Plan (the "1997 LTIP") which was adopted by the Board of Directors and approved by Rockwell as the Corporation's sole shareowner prior to the Distribution and which became effective as of September 30, 1997, subject to approval by shareowners at the 1998 Annual Meeting. The complete text of the 1997 LTIP is set forth in Exhibit A to this Proxy Statement, and shareowners are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit A.

     The purpose of the 1997 LTIP is to foster creation of and enhance shareowner value by linking the compensation of officers and other key employees to increases in the price of the Corporation's stock or by offering the incentives of long-term monetary rewards to key employees of the Corporation or its business units directly linked to their contribution to shareowner value, thus providing means by which persons of outstanding abilities can be attracted, motivated and retained. The 1997 LTIP is designed to permit the Corporation to make different types of grants to meet competitive conditions and changing circumstances.

     The 1997 LTIP authorizes the issuance or transfer of seven million shares of Common Stock, provided that the total number of shares as to which grants may be made under the 1997 LTIP in any one fiscal year beginning after September 30, 1998 may not exceed 1 1/2% of the total outstanding and treasury shares of the Corporation. The 1997 LTIP permits grants to be made from time to time as nonqualified stock options, incentive stock options, stock appreciation rights ("SARs") and restricted shares. In addition, the 1997 LTIP authorizes establishment of performance plans applicable to one of more business units of the Corporation.

     Effective as of the time of the Distribution, the Corporation assumed and included as part of the 1997 LTIP certain options to purchase shares of Rockwell common stock (the "Rockwell Options") that were granted under the Rockwell 1995 Long-Term Incentives Plan after September 30, 1996 to certain Rockwell employees who were employees of the Corporation or one of its subsidiaries as of the time of the Distribution. These options, as adjusted to entitle the grantee to purchase shares of Common Stock, are subject to the terms and conditions specified at the time they were granted, with adjustments in the exercise price and the number of shares for which the options are exercisable to provide equivalent value for the holders. Options to purchase an aggregate of 367,640 shares of Common Stock were issued to employees of the Corporation, including options for 132,600 shares issued to the Named Executive Officers, in replacement of Rockwell Options held by such employees on September 30, 1997.

     The 1997 LTIP is administered by the Compensation Committee, which is to consist of two or more members of the Board of Directors who are not eligible to participate in the 1997 LTIP. In order to meet the requirements of Section 162(m) of the Internal Revenue Code and the rules under Section 16 of the Exchange Act, however, all grants under the 1997 LTIP are to be made by a Grant Committee consisting of those members of the Compensation Committee who are both "outside directors" as defined for purposes of Section 162(m) of the Internal Revenue Code and regulations thereunder and "non-employee directors" as defined for purposes of Section 16 of the Exchange Act. The Compensation Committee is currently constituted entirely of members who are both "outside directors" and "non-employee directors" and functions as the Grant Committee. In addition, the Board of Directors has authority to perform all functions of the Compensation Committee and the Grant Committee under the 1997 LTIP.

     The persons to whom grants are made under the 1997 LTIP ("1997 LTIP Participants") will be selected from time to time by the Grant Committee in its sole discretion from among corporate officers and other key employees of the Corporation and its subsidiaries and affiliates. In selecting 1997 LTIP Participants and determining the type and amount of their grants, the Grant Committee may consider recommendations of the Chief Executive Officer of the Corporation and shall take into account such factors as the 1997 LTIP Participant's level of responsibility, performance, performance potential, level and type of compensation and potential value of grants under the 1997 LTIP.

     PERFORMANCE PLANS. The 1997 LTIP authorizes the establishment by the Compensation Committee of performance plans applicable to the Corporation or one or more of its business units. Each such plan must include provision for establishment of performance cycles (beginning no later than September 30, 2007) of not less than three fiscal years and establishment of a performance measure and performance objectives. The Compensation Committee (or with its approval, the person or committee delegated to administer any plan except insofar as it relates to any executive officer) determines whether conditions, including changes in the economy, changes in law or government regulations, changes in generally accepted accounting principles or material acquisitions or divestitures, warrant modifications of a performance plan. The Compensation Committee may authorize the Corporation's Chief Executive Officer to approve the definitive terms and conditions of any performance plan, including the employees or categories of employees eligible to participate in each performance plan, but the Compensation Committee's authorization is required for participation by any of the Corporation's executive officers in a performance plan. Potential awards under performance plans are expressed as cash amounts and are paid in cash unless the Compensation Committee decides that payment should be in shares of Common Stock or a combination of shares of Common Stock and cash. Payment in cash may be made in a lump sum, in installments or on a deferred basis. Payment in Common Stock may, in the discretion of the Compensation Committee, be made in restricted shares of Common Stock.

     STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK. The 1997 LTIP authorizes grants to 1997 LTIP Participants of stock options (which may be either incentive stock options eligible for special tax treatment or nonqualified stock options), SARs and restricted stock.

     Under the provisions of the 1997 LTIP authorizing the grant of stock options, (a) other than with respect to options to purchase Common Stock issued in replacement of Rockwell Options in connection with the Distribution, the option price may not be less than the fair market value of the shares of Common Stock at the date of grant, (b) the aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock for which any employee may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000, (c) other than with respect to options issued in replacement of Rockwell Options in connection with the Distribution, stock options generally may not be exercised prior to one year nor after ten years from the date of grant and generally become exercisable in three approximately equal installments on the first, second and third anniversaries of the date of grant, and (d) at the time of exercise of a stock option the option price must be paid in full in cash or in shares of Common Stock or in a combination of cash and shares of Common Stock.

     The 1997 LTIP permits the grant of SARs related to a stock option (a "tandem SAR"), either at the time of the option grant or thereafter during the term of the option, or the grant of SARs separate and apart from the grant of an option (a "freestanding SAR"). Tandem SARs permit an optionee, upon exercise of such rights and surrender of the related option to the extent of an equivalent number of shares of Common Stock, to receive a payment equal to the excess of the fair market value (on the date of exercise) of the portion of the option so surrendered over the option exercise price of such shares of Common Stock. Freestanding SARs entitle the grantee, upon exercise of such rights, to receive a payment equal to the excess of the fair market value (on the date of exercise) of all or part of a designated number of shares of Common Stock over the fair market value of such shares of Common Stock on the date such rights were granted. Such payment may be made in shares of Common Stock (valued on the basis of the fair market value of the shares of Common Stock on the date of exercise of the SARs), or in cash or partly in cash and partly in shares of Common Stock, as the Compensation Committee may determine.

     If a 1997 LTIP Participant who holds an outstanding stock option or SAR dies, the 1997 LTIP permits the exercise thereof within three years of the date of death (or the expiration date specified in the option if earlier) even if it were not exercisable at such date. If a 1997 LTIP Participant holding an outstanding grant of options or SARs retires under a retirement plan of the Corporation at any time after a portion of the options or SARs subject to a particular grant has become exercisable, the options or SARs subject to that grant may be exercised from and after the date upon which they are first exercisable under that grant for five years after the date of retirement (or the expiration date specified in the grant if earlier), even if any of them was not exercisable at the date of retirement. The 1997 LTIP permits the Compensation Committee to make determinations as to exercisability upon other termination of a 1997 LTIP Participant's employment, subject to certain limitations.

     Under the 1997 LTIP, the Grant Committee may also grant shares of Common Stock subject to specified restrictions ("restricted stock") to 1997 LTIP Participants. Grants of restricted stock are subject to forfeiture if the grantee does not continue as an employee of the Corporation or a subsidiary or affiliate (i) for a period of three years or longer, as may be specified by the Grant Committee, from the grant date, or (ii) until performance criteria specified by the Grant Committee are met, except that in the event of a grantee's death, or retirement under a retirement plan of the Corporation not less than one year after the date of grant, before the end of the restricted period, the grantee's heirs or the grantee will be entitled to the shares of Common Stock. In the case of a grantee whose employment terminates for any other reason before the end of the restricted period, the Compensation Committee, taking into account the purpose of the 1997 LTIP and such other factors as in its sole discretion it deems appropriate, may waive the forfeiture of all or a portion of those shares of restricted stock granted. During the restricted period, shares of restricted stock have all the attributes of outstanding shares of Common Stock, except that such shares of Common Stock and (unless the Grant Committee determines otherwise at the time of grant) dividends thereon are delivered to and held by the Corporation for the grantee's account. As and to the extent that shares of restricted stock are no longer subject to forfeiture, such shares and any dividends related thereto withheld by the Corporation, together with interest on any such cash dividends computed at the same rate and in the same manner as interest credited from time to time under the Corporation's deferred compensation plan, are delivered to the grantee.

     Under the 1997 LTIP, stock options, freestanding SARs and restricted stock may not be granted after September 30, 2007 but tandem SARs may be granted with respect to outstanding stock options granted before that date.

     On November 12, 1997, the Compensation Committee awarded options to purchase Common Stock under the 1997 LTIP, effective November 19, 1997 (subject to approval of that plan by shareowners at the 1998 Annual Meeting). These options consist of: (1) annual long-term incentive grants under the 1997 LTIP ("Annual Options"); (2) one-time, non-recurring grants incident to the Corporation's becoming a publicly-held company ("Spin Options"); and (3) grants in connection with early termination of a performance cycle established under Rockwell's 1995 Long-Term Incentives Plan that were assumed by the Corporation ("Lost Opportunity Options"). The following table lists the amounts of each type of option awarded to each of the Named Executive Officers, all executive officers of the Corporation as a group, and all other employees of the Corporation.

                                                                                         LOST
                                                              ANNUAL       SPIN       OPPORTUNITY
                     NAME AND POSITION                        OPTIONS     OPTIONS       OPTIONS
------------------------------------------------------------  -------     -------     -----------
Larry D. Yost, Chairman of the Board and Chief Executive
  Officer...................................................   82,000     164,000        64,000
Robert A. Calder, Senior Vice President and President, Light
  Vehicle Systems...........................................        0           0         (1)
Thomas A. Madden, Senior Vice President and Chief Financial
  Officer...................................................   31,000      62,000             0
Prakash R. Mulchandani, Senior Vice President and President,
  Worldwide Truck and Trailer Systems.......................   21,000      42,000        64,000
Richard C. Quaid, Senior Vice President and President,
  Off-Highway and Specialty Products........................   21,000      42,000        64,000
All Executive Officers as a Group (11 persons)..............  232,000     464,000       257,500
All Other Employees.........................................  416,600     831,200       659,000

---------------
(1) Mr. Calder will receive a cash payment in lieu of Lost Opportunity Options. See Executive Compensation -- Long-Term Incentive Plan Awards.

     The Annual Options and Spin Options will become exercisable in three equal annual installments beginning November 19, 1998, and will remain exercisable until November 19, 2007. The Lost Opportunity Options will become exercisable on November 19, 1999 and will remain exercisable until November 19, 2007. All of these options have an exercise price of $22.3125 per share, the market price of the Common Stock on the date of grant. The market value of the Common Stock as of December 15, 1997, based on the closing price per share on the New York Stock Exchange -- Composite Transactions reporting system, was $22 per share.

     On November 12, 1997, the Compensation Committee also granted, effective November 19, 1997, 85,063 restricted shares of Common Stock to certain of the Named Executive Officers. While these grants were made from the shares reserved for issuance under the 1997 LTIP, they were made in lieu of cash awards pursuant to performance cycles established under Rockwell's 1995 Long-Term Incentives Plan that were assumed by the Corporation.

     Grants of these options and restricted shares to the Named Executive Officers are included in the information under the heading Executive Compensation -- Summary Compensation Table, -- Option Grants and -- Long-Term Incentive Plan Awards.

     TAX MATTERS. The following is a brief summary of the material Federal income tax consequences of benefits under the 1997 LTIP under present law and regulations:

          (a) Payments under Performance Plans. Any cash and the fair market value of any shares of Common Stock (other than restricted stock, as described below) received as payments under performance plans established in accordance with the 1997 LTIP will constitute ordinary income to the employee in the year in which paid, and the Corporation will be entitled to a deduction in the same amount.

          (b) Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to the Corporation or the optionee. An optionee will not realize taxable income, and the Corporation will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares of Common Stock acquired over the option exercise price will be includable in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of Common Stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss realized on the subsequent disposition of the shares of Common Stock will be taxable at a maximum capital gain rate of 28% if the shares were held for up to eighteen months or at a maximum capital gain rate of 20% if the shares were held for more than eighteen months. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will realize ordinary income in an amount equal to the lesser of
     (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Corporation will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income.

          (c) Nonqualified Stock Options. The grant of a nonqualified stock option will not result in any immediate tax consequences to the Corporation or the optionee. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income, and the Corporation will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock acquired at the time of exercise.

          (d) Stock Appreciation Rights. The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to the Corporation or the employee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares of Common Stock received will constitute ordinary income to the grantee. The Corporation will be entitled to a deduction in the same amount and at the same time.

          (e) Restricted Stock. An employee normally will not realize taxable income in connection with an award of restricted stock, and the Corporation will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the employee will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at that time, plus the amount of the dividends and interest thereon to which the employee then becomes entitled. However, an employee may elect to realize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Corporation will be entitled to a deduction in the same amount and at the same time as the employee realizes income.

     OTHER. During the period that SARs are outstanding, the Corporation will accrue as an expense the amount, if any, by which the fair market value of the shares of Common Stock as to which SARs are expected to be exercised exceeds the exercise price of any related option shares of Common Stock or the fair market value on the date of grant of the designated number of shares of Common Stock for freestanding SARs.

     CHANGE OF CONTROL BENEFITS. In order to maintain the rights of 1997 LTIP Participants in the event of a change of control of the Corporation, the 1997 LTIP provides that unless prior to the occurrence of such a change the Corporation's Board of Directors shall have determined otherwise by vote of at least two-thirds of its members, all performance cycles (except those under performance plans that do not provide for a change of control contingency) not then complete shall be deemed completed, the respective performance objectives shall be deemed to have been attained and all potential awards granted with respect thereto shall be deemed to have been fully earned; all outstanding stock options and SARs shall become fully exercisable whether or not otherwise then exercisable; and the restrictions on all shares of Common Stock granted as restricted stock would lapse. A change of control is deemed to occur under the same circumstances as provided in Article III, Section 13(I) of the Corporation's By-Laws. This section of the By-Laws defines "change of control" as a change of control of the Corporation at any time after the Distribution of a nature that would be required to be reported in a proxy statement pursuant to
Section 14(a) of the Exchange Act or in a Form 8-K pursuant to Section 13 of the Exchange Act (or in any similar form or schedule under either of those provisions or any successor provision), whether or not the Corporation is then subject to such reporting requirement; provided, however, that, under the By-Laws a change of control will be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors of the Corporation in office immediately prior to such person attaining such percentage interest;
(ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors of the Corporation in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors immediately thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (including for this purpose any director whose election became effective prior to or at the time of the Distribution and any new director whose election or nomination for election by the shareowners was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

     AMENDMENT, SUSPENSION OR TERMINATION OF 1997 LTIP. The Compensation Committee may at any time amend, suspend or terminate the 1997 LTIP or grants made thereunder. In the event any change in or affecting shares of Common Stock occurs, the Corporation's Board of Directors may make appropriate amendments to or adjustments in the 1997 LTIP or grants made thereunder, including changes in the number of shares of Common Stock which may be issued or transferred under the 1997 LTIP and the number of shares of Common Stock and price per share of Common Stock subject to outstanding options and stock appreciation rights. The Corporation's Board of Directors and the Compensation Committee may not, however (except in making amendments and adjustments in the event of changes in or affecting shares of Common Stock) (i) without the consent of the person affected, cancel or reduce any grant theretofore made other than as provided for or contemplated in the agreement evidencing the grant or (ii) without the approval of shareowners, change the class of persons eligible to receive incentive stock options under the 1997 LTIP, increase the number of shares of Common Stock that may be issued or transferred under the 1997 LTIP, reduce the option exercise price of any stock option below the fair market value of the shares of Common Stock covered thereby at the date of grant or decrease the forfeiture period for any restricted stock below that permitted under the 1997 LTIP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL, WHICH IS PRESENTED AS ITEM (c).

PROPOSAL TO APPROVE THE DIRECTORS STOCK PLAN

     A proposal will be presented to the meeting to approve the Corporation's Directors Stock Plan (the "Directors Plan") which was adopted by the Board of Directors and approved by Rockwell as the Corporation's sole shareowner prior to the Distribution. The complete text of the Directors Plan is set forth in Exhibit B to this Proxy Statement and shareowners are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit B.

     The purpose of the Directors Plan is to link a portion of the compensation of non-employee directors directly with the interests of the shareowners. Participation in the Directors Plan will be limited to directors who are not employees of the Corporation or any of its subsidiaries. There are currently six non-employee directors.

     An aggregate of 350,000 shares of Common Stock may be issued or transferred under the Directors Plan, subject to appropriate adjustment in the event of any change in or affecting shares of the Corporation's Common Stock, including but not limited to stock dividends, stock splits and recapitalizations.

     Subject to shareowner approval of the Directors Plan, grants of 500 shares of Common Stock were made under that Plan to each non-employee director on September 30, 1997. Based on the closing price of the Common Stock on the New York Stock Exchange -- Composite Transactions reporting system (trading on a "when-issued" basis) on that date ($23.25), the dollar value of these grants was $11,625 for each non-employee director. In addition, grants of 1,000 shares of Common Stock will be made to each non-employee director immediately after each Annual Meeting of Shareowners beginning with grants immediately following the 1998 Annual Meeting (in each case, subject to approval of the Directors Plan at the 1998 Annual Meeting). Each non-employee director elected at a meeting of the Board of Directors will receive immediately after that meeting an award of 1,000 shares of Common Stock if elected after an annual meeting and prior to May 1; 750 shares if elected between May 1 and July 31; 500 shares if elected between August 1 and October 31; and 250 shares if elected between November 1 and the next annual meeting. Directors will be encouraged to hold shares granted until their service on the Board of Directors ends, and shares awarded under the Directors Plan may not in any event be sold, transferred or otherwise disposed of for a period of six months after receipt (except in the case of death or disability of the director).

     Directors may elect to receive their annual 1,000 shares of Common Stock and their cash retainer for board service in the form of restricted shares of Common Stock. Restricted shares, if elected, would be held by the Corporation until ten days after the recipient retires from the Board of Directors after reaching age 72 and having served at least three years as a director or ceases to be a director by reason of the antitrust laws, compliance with the Corporation's conflict of interest policies, death, disability or other circumstances the Board of Directors determines not to be adverse to the best interests of the Corporation. Restricted shares would have all the attributes of outstanding shares including the right to vote and to receive dividends thereon.

     In addition, subject to shareowner approval of the Directors Plan, grants of options to purchase 1,500 shares of Common Stock, with an exercise price of $22.3125 per share, were made under that Plan to each non-employee director effective concurrently with the first grant of options under the 1997 LTIP on November 19, 1997. (The market value of the Common Stock, based on the closing price on the New York Stock Exchange -- Composite Transactions reporting system on December 15, 1997, was $22 per share.) In addition, grants of options to purchase 3,000 shares of Common Stock will be made annually to each non-employee director immediately following each Annual Meeting beginning with grants after the 1998 Annual Meeting (in each case, subject to approval of the Directors Plan at the 1998 Annual Meeting). In addition, each non-employee director elected at a meeting of the Board of Directors will receive immediately after that meeting an option to purchase 3,000 shares of Common Stock if elected after an Annual Meeting and prior to May 1; 2,250 shares if elected between May 1 and July 31; 1,500 shares if elected between August 1 and October 31; and 750 shares if elected between November 1 and the next Annual Meeting. The purchase price of the shares subject to the option will be one hundred percent (100%) of the fair market value on the date an option is granted. Upon exercise of an option, the option price must be paid in full in cash, shares of Common Stock valued at their fair market value on the date of exercise, or a combination of both.

     Options granted under the Directors Plan may not be exercised prior to one year nor after ten years from the date of grant and become exercisable in three approximately equal installments on the first, second and third anniversaries of the date of grant. If an optionee who holds an outstanding stock option dies, the Directors Plan permits the exercise of such option within three years of the date of death (or until the expiration date specified in the option, if earlier), even if it were not exercisable at such date. If an optionee who holds an outstanding stock option retires from the Board of Directors after reaching age 72 and having served at least three years as a director, all options then held will be exercisable even if they were not exercisable at such retirement date, provided that such options shall expire at the earlier of five years from the date of retirement or the expiration date specified in the options. The Directors Plan permits the Compensation Committee to make determinations as to exercisability upon other termination of an optionee's membership on the Board of Directors.

     The Directors Plan is administered by the Compensation Committee. The Board of Directors may amend the Directors Plan in any respect, provided that without shareowner approval, no amendment may be made that would materially (i) increase the maximum number of shares of Common Stock available for delivery under the Directors Plan (other than adjustments to reflect changes in or affecting shares of Common Stock), (ii) increase the benefits accruing to participants under the Directors Plan, or (iii) modify the requirements as to eligibility for participation in the Directors Plan. The Board of Directors also has authority to terminate the Directors Plan at any time.

     In order to maintain the rights of participants in the Directors Plan in the event of a change of control of the Corporation, the Directors Plan provides that unless prior to the occurrence of such change the Corporation's Board of Directors shall have determined otherwise by vote of at least two-thirds of its members, all outstanding stock options will become fully exercisable whether or not then exercisable and the restrictions on all restricted shares will lapse. The Directors Plan further provides that unexpired options held by a director who resigns or is removed as a director in connection with a change of control of the Corporation will not become void. A change of control is deemed to occur under the same circumstances as provided in

Article III, Section 13(I) of the By-Laws, as described above under Proposal to Approve the 1997 Long-Term Incentives Plan.

     The following are the material Federal income tax consequences of awards of Common Stock under the Directors Plan under present law and regulations:

          (a) Common Stock. The fair market value of shares of Common Stock awarded to a director under the Directors Plan will constitute ordinary income to the director recognized for Federal income tax purposes as of the effective date of the award. The director's holding period for tax purposes, including determining the maximum capital gain rate at which gain or loss on the shares of Common Stock is taxable, will begin on the date that income is recognized. The Corporation will be entitled to a deduction equal to the income recognized by the director on the date of recognition.

          (b) Restricted Stock. The value of restricted shares awarded in lieu of stock awards under the Directors Plan or cash retainers will not be taxable to the recipient, and the Corporation will not be entitled to its deduction, until the restriction lapses, at which time it will be taxable and deductible (at the value of the shares on that date). However, a director may elect to recognize taxable ordinary income in the year restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. The Corporation will be entitled to a deduction in the same amount at the same time as the director recognizes income.

          (c) Stock Options. The grant of a stock option under the Directors Plan will not result in any immediate tax consequence to the Corporation or the optionee. At the time of exercise, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the shares acquired.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL, WHICH IS PRESENTED AS ITEM (d).

PROPOSAL TO APPROVE THE INCENTIVE COMPENSATION PLAN

     A proposal will be presented to the meeting to approve the Corporation's Incentive Compensation Plan (the "ICP"), which was adopted by the Board of Directors and approved by Rockwell as the Corporation's sole shareowner prior to the Distribution. The complete text of the ICP is set forth in Exhibit C to this Proxy Statement and shareowners are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit C.

     The purposes of the ICP are to provide a reward and an incentive to employees in managerial, staff or technical capacities who have contributed in the then-current fiscal year and, in the future, are likely to contribute to the success of the Corporation and to enhance the Corporation's ability to attract and retain outstanding employees to serve in such capacities.

     The ICP is administered by the Compensation Committee, which has sole authority to interpret the ICP. The Compensation Committee will determine the amounts, if any, to be awarded under the ICP for any fiscal year. The Corporation's Chief Executive Officer will submit to the Compensation Committee, within 35 days after the end of each fiscal year, recommendations concerning awards for that fiscal year. In its discretion, the Compensation Committee will annually following the close of the immediately preceding fiscal year, determine: (i) the extent to which awards, if any, shall be made; (ii) the employees to whom any such awards shall be made; (iii) the amount of any award; and (iv) the form, terms and conditions of awards. Among other things, the Committee may determine whether and to what extent awards shall be paid in installments and in cash or in shares of Common Stock or partly in cash and partly in shares of Common Stock. Any shares of Common Stock delivered in payment, in whole or in part, of any award may be subject to such restrictions as the Compensation Committee in its discretion deems appropriate.

     Any person in the salaried employ of the Corporation during some part of the fiscal year for which awards are made may be selected for an award by the Compensation Committee. Unless also an employee of the Corporation, no member of the Board of Directors will be eligible to participate in the ICP. The total number of shares of Common Stock which may be awarded under the ICP shall not exceed 300,000, subject to adjustment by the Board of Directors in the event of any changes in or affecting the Corporation's Common Stock.

     The Board of Directors has the power, in its discretion, to amend, suspend or terminate the ICP at any time. It does not have the power, however, (i) to take any such action that would adversely affect rights under an award already made, without the consent of the person affected, or (ii) without shareowner approval, to increase the total number of shares of Common Stock subject to the ICP (except as otherwise provided in the ICP).

     In order to maintain rights of participants in the ICP in the event of a change of control (as defined in the By-Laws and as described under Proposal to Approve the 1997 Long-Term Incentives Plan). of the Corporation, the ICP provides that unless prior to the occurrence of such change the Board of Directors shall have determined otherwise by a vote of at least two-thirds of its members, all unpaid installments of awards theretofore made under the ICP will become due and payable and any restrictions on any shares of Common Stock delivered in payment, in whole or in part, of any awards theretofore made under the ICP will lapse.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL, WHICH IS PRESENTED AS ITEM (e).

VOTE REQUIRED

     The two nominees for election as directors who receive the greatest number of votes cast for the election of directors at the 1998 Annual Meeting by the holders of the Corporation's Common Stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the actions proposed in items (b) through (e) of the accompanying Notice of 1998 Annual Meeting of Shareowners. The presence, in person or by proxy, of the holders of at least a majority of the shares of the Corporation's Common Stock issued and outstanding on the record date set for the meeting is necessary to have a quorum for the Annual Meeting.

     Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for," "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of items (b) through
(e) and the total number of votes cast "for" such matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

OTHER MATTERS

     The Board of Directors does not know of any other matters which may be presented at the meeting. In the event of a vote on any matters other than those referred to in items (a) through (e) of the accompanying Notice of 1998 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Corporation's review of the copies of such forms it has received, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners have filed with the SEC on a timely basis all requisite forms with respect to transactions during fiscal 1997.

ANNUAL REPORT AND FORM 10-K

     The Corporation's Annual Report to Shareowners, including financial statements, for the fiscal year ended September 30, 1997, was previously mailed to shareowners. If you have multiple accounts and received multiple copies of the Corporation's Annual Report to Shareowners, and you want to receive just one copy next year, mark the box provided on the proxy cards for all but one of your accounts.

     THE CORPORATION WILL PROVIDE TO SHAREOWNERS WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, AS FILED WITH THE SEC (WITHOUT EXHIBITS). EXHIBITS TO THE FORM 10-K WILL BE FURNISHED UPON WRITTEN REQUEST AND PAYMENT OF A FEE OF TEN CENTS PER PAGE COVERING THE CORPORATION'S COSTS. WRITTEN REQUESTS SHOULD BE DIRECTED TO THE CORPORATION AT 2135 WEST MAPLE ROAD, TROY, MICHIGAN 48084-7186, ATTENTION: INVESTOR RELATIONS.

SHAREOWNER PROPOSALS FOR 1999 ANNUAL MEETING

     Under the rules and regulations of the SEC, shareowner proposals for the 1999 Annual Meeting of Shareowners must be received on or before August 31, 1998 at the Office of the Secretary at the Corporation's World Headquarters located at 2135 West Maple Road, Troy, Michigan 48084-7186, in order to be eligible for inclusion in the Corporation's proxy materials. In addition, the Corporation's By-Laws require a shareowner desiring to propose any matter for consideration at the 1999 Annual Meeting of Shareowners to notify the Corporation's Secretary in writing at the above address on or after November 13, 1998 and on or before December 13, 1998.

EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone, telegraph, telecopy or other means of communication by directors, officers and employees of the Corporation without additional compensation. The Corporation has engaged Georgeson & Company Inc. to assist in the solicitation of proxies for a base fee of $8,000, plus expenses. The Corporation will also reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy materials to principals and obtaining their proxies.

December 29, 1997

                                                                       EXHIBIT A

                            MERITOR AUTOMOTIVE, INC.

                         1997 LONG-TERM INCENTIVES PLAN

1.  PURPOSE

     The purpose of the 1997 Long-Term Incentives Plan is to foster creation of and enhance Meritor Automotive, Inc. (Meritor) shareowner value by linking the compensation of officers and other key employees of the Corporation to increases in the price of Meritor stock or by offering the incentives of long-term monetary rewards to key employees of Meritor or its business units directly linked to their contribution to the creation of Meritor shareowner value, thus providing means by which persons of outstanding abilities can be attracted, motivated and retained.

2.  DEFINITIONS

     For the purpose of the Plan, the following terms shall have the meanings set forth below:

          (a) Assumed Rockwell Options. Options granted under the Rockwell Plan on or after December 9, 1996 to persons who were Employees (as herein defined) on the Distribution Date which (i) by action of the board of directors of Rockwell under Section 11 of the Rockwell Plan have been adjusted as of the Distribution Date to entitle the grantee thereof to purchase Shares; (ii) as so adjusted, have been assigned to Meritor; and
     (iii) by action of the Board of Directors have been assumed by Meritor under Section 5 of this Plan.

          (b) Board of Directors.  The Board of Directors of Meritor.

          (c) Committee. The Compensation and Management Development Committee designated by the Board of Directors from among its members who are not eligible to receive a Grant under the Plan.

          (d) Corporation. Meritor and those of its subsidiary corporations or affiliates designated by the Committee to participate in the Plan.

          (e) Distribution Date. The date of the pro-rata distribution by Rockwell to its shareowners of all the issued and outstanding stock of Meritor.

          (f) Employees. Officers and other key employees of the Corporation, but not directors who are not also employees of the Corporation.

          (g) Executive Officer. An Employee who is an executive officer of Meritor as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or any successor provision.

          (h) Fair Market Value. The closing price of Shares as reported in the New York Stock Exchange -- Composite Transactions on the date of a determination (or on the next preceding day Shares were traded if not traded on the date of a determination).

          (i) Grant. A grant made pursuant to the Plan by the Grant Committee to an Employee in the form of Options, Stock Appreciation Rights or Restricted Shares or a grant made pursuant to the Rockwell Plan of Assumed Rockwell Options.

          (j) Grant Committee. The Committee excluding those members of the Committee who are not at the time any Grant is made both "outside directors" as defined for purposes of Section 162(m) and the regulations thereunder and "Non-Employee Directors" as defined in rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended, for purposes of
     Section 16 of that Act and the rules thereunder.

          (k) Meritor.  Meritor Automotive, Inc.

          (l) Option. An option to purchase Shares granted to an Employee by the Grant Committee pursuant to Section 5 or 8 of the Plan or an Assumed Rockwell Option.

          (m) Participant.  Any Employee to whom a Grant is made.

          (n) Performance Cycle. Any period of three or more consecutive fiscal years of Meritor established for Meritor or a designated business component under a Performance Plan.

          (o) Performance Measure. Criteria established to serve as a measure of performance of Meritor or a designated business component during a Performance Cycle under a Performance Plan.

          (p) Performance Objectives. Levels of achievement, related to the Performance Measure, established as goals for a Performance Cycle to be used in determining whether and to what extent grants under a Performance Plan shall be deemed to be earned.

          (q) Performance Plan. A performance plan applicable to Meritor or one or more business components of the Corporation authorized pursuant to
     Section 4 of the Plan.

          (r) Plan.  This 1997 Long-Term Incentives Plan.

          (s) Restricted Period.  The period (i) not less than three years or
     (ii) until achievement of performance goals specified at the time of Grant by the Grant Committee with respect to a Grant of Restricted Shares during which the Shares are subject to forfeiture if the grantee does not continue as an Employee.

          (t) Restricted Shares. Shares subject to conditions prescribed by the Committee under Section 7 of the Plan.

          (u) Rockwell.  Rockwell International Corporation.

          (v) Rockwell Plan. The 1995 Long-Term Incentives Plan of Rockwell International Corporation.

          (w) Section 162(m). Section 162(m) of the Internal Revenue Code, as amended, or any successor provision.

          (x) Shares.  Shares of Common Stock of Meritor.

          (y) Stock Appreciation Right. A right granted to an Employee by the Grant Committee pursuant to Section 6 or 8 of the Plan (i) in conjunction with all or any part of any Option, which entitles the Employee, upon exercise of such right, to surrender such Option, or any part thereof, and to receive a payment equal to the excess of the Fair Market Value, on the date of such exercise, of the Shares covered by such Option, or part thereof, over the purchase price of such Shares pursuant to the Option (a Tandem Stock Appreciation Right) or (ii) separate and apart from any Option, which entitles the Employee, upon exercise of such right, to receive a payment measured by the increase in the Fair Market Value of a number of Shares designated by such right from the date of grant of such right to the date on which the Employee exercises such right (a Freestanding Stock Appreciation Right).

          (z) Supplementary Stock Plan. A supplementary stock plan applicable to Employees subject to the tax laws of one or more countries other than the United States authorized pursuant to Section 8 of the Plan.

3.  PLAN ADMINISTRATION

     (a) The Grant Committee shall determine the Employees to whom Grants are made, the number of Shares or Stock Appreciation Rights to be subject to each Grant and the Restricted Period for any Grant of Restricted Shares.

     (b) The Committee shall exercise all other responsibilities, powers and authority relating to the administration of the Plan not reserved to the Board of Directors.

     (c) The Board of Directors reserves the right, in its sole discretion, to exercise or authorize another committee or person to exercise some of or all the responsibilities, powers and authority vested in the Committee and the Grant Committee under the Plan.

     (d) In making their determinations with respect to Grants under the Plan or grants under any Performance Plan, the Grant Committee and the Committee may consider recommendations of the Chief Executive Officer of Meritor and shall take into account such factors as the Employee's level of responsibility, performance, performance potential, level and type of compensation and potential value of Grants.

4.  PERFORMANCE PLANS

     (a) The Committee may authorize Performance Plans applicable to Meritor or one or more business components of the Corporation on such terms and conditions, not inconsistent with the Plan, and applicable to such Employees or categories of Employees as the Committee shall determine. In connection with its authorization of any Performance Plan, the Committee may authorize Meritor's Chief Executive Officer to approve the definitive terms and conditions of that Performance Plan, including but not limited to the Employees or categories of Employees to which that Performance Plan shall apply and the committee or person who shall be delegated authority to administer that Performance Plan, except that authorization by the Committee shall be required for participation by any Executive Officer in any Performance Plan. Each Performance Plan shall include provision for: (i) establishment of Performance Cycles of not less than three consecutive fiscal years for Meritor (if a Performance Plan applicable to it should be authorized), and each designated business component, provided that no Performance Cycle shall begin later than September 30, 2007 and only one Performance Cycle for Meritor or any designated business component shall begin with any one fiscal year; (ii) establishment of a Performance Measure and Performance Objectives for each Performance Cycle established for Meritor and each designated business component; and (iii) approval by the Committee of any grants thereunder to any Executive Officer. In addition, a Performance Plan may but need not provide for (x) grants under such Performance Plan with respect to a Performance Cycle to be made at any time during the Performance Cycle, provided that any grant made after the first fiscal year of the Performance Cycle shall provide for a pro-rated award; (y) adjustment (up or down) of the Performance Objectives or modification of the Performance Measure (or both) for a Performance Cycle for Meritor or any designated business component if the Committee (or with the Committee's approval, the committee or person delegated to administer the Performance Plan except insofar as it relates to any Executive Officer) determines that conditions, including but not limited to changes in the economy, changes in laws or government regulations, changes in generally accepted accounting principles, or acquisitions or dispositions determined by the Committee to be material, so warrant; and (z) a Change-of-Control contingency similar to Section 13(f) of the Plan.

     (b) Potential awards granted to participating Employees under Performance Plans shall be expressed as cash amounts (whether in currency or in units having a currency equivalent) and shall be paid in accordance with determinations of the Committee. Payments shall be in cash unless the Committee determines to make payment to one or more named participating Employees in Shares (which may be Restricted Shares) or a combination of cash and Shares. Any payment which is made in cash may be made in a lump sum, in installments or on a deferred basis. Any payment which is made in Shares shall be valued at the Fair Market Value on the last trading day of the week preceding the day of the Committee's determination to make payment in Shares. No award under a Performance Plan shall bear interest except as may be determined by the Committee in respect of payments made in installments or on a deferred basis.

     (c) If and to the extent an award under a Performance Plan for any Performance Cycle becomes payable to a participating Employee whose compensation is subject to the limitation on deductibility under Section 162(m) for the applicable year and the amount of that award when combined with all base, incentive or other compensation of such Employee for the applicable year which constitutes "applicable employee remuneration," as defined for purposes of
Section 162(m), would exceed the limitation of Section 162(m)(1), the amount payable pursuant to the Performance Plan in excess of that limitation, whether payable in cash, Shares or a combination of both, may in the sole discretion of the Grant Committee be deferred until and paid on the first business day of the calendar year following the Corporation's fiscal year in which such Employee's employment by the Corporation terminates. Any Shares to which a participating Employee will become entitled in respect of a payment deferred pursuant to this paragraph shall be held in book-entry accounts subject to the direction of Meritor (or if Meritor elects, certificates therefor may be issued in the Employee's name but delivered to and held by Meritor) and any dividends that may be paid in cash or otherwise on those Shares shall be delivered to and held by Meritor until the end of the period for which such payment is deferred unless the Grant Committee determines at the time it determines to defer any payment pursuant to this paragraph that the Employee shall be entitled to receive when paid dividends on Shares the delivery of which has been so deferred. At the end of the deferral period under this paragraph, the restrictions on the book-entry accounts for those Shares shall be released (or any certificates issued shall be delivered), and any dividends and any cash payment deferred pursuant to this paragraph shall be delivered, to the Employee, together with interest on the amount of any cash dividends and any such cash payment so delivered computed at the same rate and in the same manner as interest credited from time to time under Meritor's Deferred Compensation Plan.

5.  OPTIONS

     As of the Distribution Date, the Assumed Rockwell Options are assumed by Meritor as Options under this Plan with the terms and conditions specified on the respective dates of grant thereof under the Rockwell Plan as adjusted pursuant to Section 11 of the Rockwell Plan. Thereafter, the Grant Committee may grant from time to time to Employees, Options which may be incentive stock options (as defined in Section 422 of the Internal Revenue Code), nonqualified stock options, or both, to purchase Shares on terms and conditions determined by the Grant Committee, consistent with the provisions of the Plan, including the following:

          (a) The purchase price of the Shares subject to any Option shall not be less than the Fair Market Value on the date the Option is granted.

          (b) Each Option may be exercised in whole or in part from time to time during such period as the Option shall specify; provided, however, that if the Grant Committee does not establish a different exercise schedule at or before the date of grant of an Option, the Option shall become exercisable in three approximately equal installments on each of the first, second and third anniversaries of the date the Option is granted; and provided, further, that no Option shall be exercisable prior to one year (except as provided in Section 9(c) or 13(f)) nor after ten years from the date of the grant thereof.

          (c) Each Option may provide for related Stock Appreciation Rights.

          (d) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares for which any Employee may be granted incentive stock options which are exercisable for the first time in any calendar year under all plans of the Corporation and any parent or subsidiary of the Corporation shall not exceed $100,000 (or such other amount as may be fixed as the maximum amount permitted by Section 422(d) of the Internal Revenue Code, as amended, or any successor provision). The Grant Committee shall grant incentive stock options only to employees of Meritor or a corporation which is a subsidiary of Meritor within the meaning of Section 425(f) of the Internal Revenue Code.

          (e) The purchase price of the Shares with respect to which an Option or portion thereof is exercised shall be payable in full in cash or in Shares or in a combination of cash and Shares. The value of any Share delivered in payment of the purchase price shall be its Fair Market Value on the date the Option is exercised.

6.  STOCK APPRECIATION RIGHTS

     (a) The Grant Committee may grant Tandem Stock Appreciation Rights to an Employee either at the time of grant of an Option or at any time thereafter during the term of an Option. A Tandem Stock Appreciation Right shall be exercisable only when and to the extent that the related Option is exercisable.

     (b) The Grant Committee may grant from time to time to Employees, Freestanding Stock Appreciation Rights on terms and conditions determined by the Grant Committee, consistent with the provisions of the Plan.

     (c) The payment to which the grantee of a Stock Appreciation Right is entitled upon exercise thereof may be made in Shares valued at Fair Market Value on the date of exercise, or in cash or partly in cash and partly in Shares, as the Grant Committee may determine.

     (d) Upon exercise of a Tandem Stock Appreciation Right and surrender of the related Option or part thereof, such Option, to the extent surrendered, shall not thereafter be exercisable, and the Shares covered by the surrendered Option shall not again be available for Grants pursuant to the Plan, or awards under a Performance Plan.

     (e) Upon exercise of a Freestanding Stock Appreciation Right, any Shares delivered in payment thereof shall not again be available for Grants pursuant to the Plan, or awards under a Performance Plan.

7.  RESTRICTED SHARES

     The Grant Committee may grant from time to time to Employees, Restricted Shares on terms determined by the Grant Committee, consistent with the provisions of the Plan, including the following:

          (a) The Grant Committee shall specify a Restricted Period and may specify performance or other criteria for each Grant of Restricted Shares, and the Restricted Shares granted shall be forfeited if the grantee does not continue as an Employee throughout the Restricted Period, or if and to the extent the specified performance or other criteria are not met during the Restricted Period, except as otherwise provided in Section 9(a), 9(b) or 13(f).

          (b) Restricted Shares granted to an Employee shall have all the attributes of outstanding Shares, except that the registered owner shall have no right to direct the transfer thereof. Restricted Shares shall be held in book-entry accounts subject to the direction of Meritor (or if Meritor elects, certificates therefor may be issued in the Employee's name but delivered to and held by Meritor), and, unless the Grant Committee determines otherwise at time of grant, any dividends that may be paid in cash or otherwise on Restricted Shares shall be delivered to and held by Meritor, so long as the Restricted Shares remain subject to forfeiture. As and to the extent that Restricted Shares are no longer subject to forfeiture, the Employee shall have the right to direct the transfer thereof, the restrictions on the book-entry accounts for those Restricted Shares shall be released, and certificates that may have been issued for those Restricted Shares and any dividends thereon held by Meritor shall be delivered to the Employee. There shall also be paid to the Employee at such time interest on the amount of cash dividends so delivered computed at the same rate and in the same manner as interest credited from time to time under Meritor's Deferred Compensation Plan.

8.  SUPPLEMENTARY STOCK PLANS

     (a) The Committee may authorize Supplementary Stock Plans applicable to Employees subject to the tax laws of one or more countries other than the United States and providing for the grant of Options, Stock Appreciation Rights, Restricted Shares or any combination thereof to such Employees on terms and conditions, consistent with the Plan, determined by the Committee which may differ from the terms and conditions of Grants pursuant to Sections 5, 6 and 7 of the Plan for the purpose of complying with the conditions for qualification of Options, Stock Appreciation Rights or Restricted Shares for favorable treatment under foreign tax laws.

     (b) Notwithstanding any other provision hereof, Options granted under any Supplementary Stock Plan shall include provisions that conform with Sections 5(a), (b), (c) and (e) and 6(d); Restricted Shares granted under any Supplementary Stock Plan shall include provisions that conform with Sections 7(a) and (b); and subject to Section 3(c), only the Grant Committee shall have authority to grant Options, Stock Appreciation Rights or Restricted Shares under any Supplementary Stock Plan.

9.  EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT

     (a) If a participating Employee's employment by the Corporation terminates prior to the end of a Performance Cycle under a Performance Plan or the Restricted Period applicable to any Grant of Restricted

Shares because of the Employee's (i) death or (ii) retirement under a retirement plan of the Corporation not less than one year after the beginning of that Performance Cycle or the date of that Grant, the amount of the award under the Performance Plan or the number of Restricted Shares such Employee shall be deemed to have earned shall be the amount or number thereof determined as though such Employee's employment had not terminated prior to the end of the Performance Cycle or Restricted Period.

     (b) If a participating Employee's employment by the Corporation terminates prior to the end of a Performance Cycle under a Performance Plan or the Restricted Period applicable to any Grant of Restricted Shares, for any reason other than (i) death or (ii) retirement under a retirement plan of the Corporation not less than one year after the beginning of that Performance Cycle or the date of that Grant, such Employee shall be deemed not to have earned any award for purposes of the Performance Plan or Restricted Shares except as and to the extent the Committee (or with the Committee's approval, the committee or person delegated to administer a Performance Plan except insofar as it relates to any Executive Officer), taking into account the purpose of the Plan and such other factors as in its sole discretion it deems appropriate, may determine, provided that the amount of the award or the number of Restricted Shares which may be so determined by the Committee to have been earned shall not exceed the amount or number which would have been earned had the provisions of paragraph
(a) above been applicable.

     (c) If the employment by the Corporation of a Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights terminates by reason of the death of the Participant, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date of the death of the Participant for a period of three years (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of death.

     (d) If a Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights retires under a retirement plan of the Corporation, at any time after a portion of the Options or Stock Appreciation Rights subject to a particular Grant has become exercisable, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised from and after the date upon which they are first exercisable under that Grant for a period of five years from the date of retirement (or until the expiration date specified in the Grant if earlier) even if any of them was not exercisable at the date of retirement.

     (e) If the employment by the Corporation of a Participant who (or whose permitted transferee) holds an outstanding Grant of Options or Stock Appreciation Rights is terminated for any reason other than death or retirement under a retirement plan of the Corporation, the Options or Stock Appreciation Rights subject to that Grant and not theretofore exercised may be exercised only within three months after the termination of such employment (or until the expiration date specified in the Grant if earlier) and only to the extent the grantee thereof (or a permitted transferee) was entitled to exercise the Options or Stock Appreciation Rights at the time of termination of such employment, unless and except to the extent the Committee may otherwise determine; provided, however, that the Committee shall not in any event permit a longer period of exercise than would have been applicable had the provisions of paragraph (d) above been applicable.

10.  SHARES AVAILABLE

     (a) The total number of Shares which may be delivered in payment and upon exercise of Grants and in payments of awards under Performance Plans shall not exceed 7 million, as adjusted from time to time as herein provided, and the total number of Shares as to which Grants may be made in any one fiscal year of Meritor beginning after September 30, 1998 shall not exceed 1 1/2% of the total number of Shares outstanding (including for this purpose Shares held in Treasury) as of the date of determination. Shares which may be delivered in payment or upon exercise of Grants or in payment of awards under Performance Plans may consist in whole or in part of unissued or reacquired Shares; provided, however, that unless otherwise determined by the Committee, Shares which may be granted as Restricted Shares shall consist only of reacquired Shares. Subject to Sections 6(d) and (e), if for any reason Shares as to which an Option has been granted cease to be subject to purchase thereunder or Shares granted as Restricted Shares are forfeited to the Corporation, then such Shares shall again be available under the Plan.

     (b) The total number of Shares subject to Options and Stock Appreciation Rights granted to any one Employee in any one fiscal year of Meritor under all plans of Meritor and any parent or subsidiary of Meritor shall in no event exceed 500,000, as adjusted from time to time as herein provided.

     (c) No Option, Freestanding Stock Appreciation Right or Restricted Shares shall be granted under the Plan or any Supplementary Stock Plan after September 30, 2007, but Options or Stock Appreciation Rights and Restricted Shares granted theretofore may extend beyond that date, and Tandem Stock Appreciation Rights may be granted after that date with respect to Options outstanding on that date.

11.  ADJUSTMENTS

     If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan and such adjustments and actions thereunder as the Board of Directors may deem appropriate under the circumstances. Such amendments, adjustments and actions may include, without limitation, changes in the number of Shares which may be issued or transferred, in the aggregate or to any one Employee, pursuant to the Plan, the number of Shares subject to outstanding Options and Stock Appreciation Rights and the related price per share; provided, however, that no such amendment, adjustment or action may change the limitation prescribed by
Section 10(b) to a number of Shares that is a greater proportion of the total number of Shares outstanding and held in Treasury as of the effective date of that amendment, adjustment or action than the proportion of the number of Shares prescribed by Section 10(b) to the total number of Shares outstanding and held in Treasury immediately prior thereto.

12.  AMENDMENT AND TERMINATION

     The Committee shall have the power in its discretion to amend, suspend or terminate the Plan or Grants thereunder at any time except that, subject to the provisions of Section 11, (a) without the consent of the person affected, no such action shall cancel or reduce a Grant theretofore made other than as provided for or contemplated in the agreement evidencing the Grant and (b) without the approval of the shareowners of Meritor, the Committee may not (i) change the class of persons eligible to receive incentive stock options, (ii) increase the number of Shares provided in Section 10(a) or 10(b), (iii) reduce the Option exercise price of any Option below the Fair Market Value on the date such Option was granted or decrease the forfeiture period for any Grant below that permitted under the Plan.

13.  MISCELLANEOUS

     (a) Except as determined by the Committee, no person shall have any claim to receive a Grant or any payment under a Performance Plan, to receive payment in respect of a Grant or under a Performance Plan in any form other than the Committee shall approve or, in circumstances where Section 9 is applicable, to be deemed to have earned any award under a Performance Plan or Restricted Shares or to be entitled to exercise Options or Stock Appreciation Rights for any particular period after termination of employment. There is no obligation for uniformity of treatment of Employees under the Plan or any Performance Plan. No Employee shall have any right as a Participant or a participant under any Performance Plan to continue in the employ of the Corporation for any period of time or to a continuation of any particular rate of compensation, and the Corporation expressly reserves the right to discharge or change the assignment of any Employee at any time.

     (b) No Option, Stock Appreciation Right or right related to Restricted Shares granted pursuant to the Plan or right to payment of an award under any Performance Plan may be assigned, pledged or transferred except (i) by will or by the laws of descent and distribution; or (ii) in the case of any Grant (other than an Option granted as an incentive stock option) or any right to payment of an award under a Performance Plan, by gift to any member of the Employee's immediate family or to a trust for the benefit of one or more members of the Employee's immediate family, if permitted in the applicable agreement governing that Grant or right to payment; or (iii) as otherwise determined by the Committee. Each Option, Stock Appreciation Right or right related to Restricted Shares shall be exercisable, and each payment of an award under a

Performance Plan shall be payable, during the lifetime of the Employee to whom granted or awarded only by or to such Employee, and any payment of an award under a Performance Plan made after the death of a participating Employee entitled thereto shall be paid to the legal representative of the estate or to the designated beneficiary of such Employee, unless in any such case, the Grant or right to payment has been transferred in accordance with the provisions of the applicable agreement governing that Grant or right to payment, to a member of the Employee's immediate family or a trust for the benefit of one or more members of the Employee's immediate family, in which case it shall be exercisable or payable only by or to such transferee (or to the legal representative of the estate or to the heirs or legatees of such transferee). For purposes of this provision, an Employee's "immediate family" shall mean the Employee's spouse and natural, adopted or step- children and grandchildren.

     (c) No person shall have the rights or privileges of a shareowner with respect to Shares subject to an Option or deliverable as a payment upon exercise of a Stock Appreciation Right or under a Performance Plan until exercise of the Option or Stock Appreciation Right or delivery as a payment under the Performance Plan.

     (d) No fractional Shares shall be issued or transferred pursuant to the Plan. If the portion of any payment pursuant to the Plan or a Performance Plan to be made in Shares is not equal to the value of a whole number of Shares, the person entitled thereto shall be paid an amount equal to the Fair Market Value as of the date of exercise of any fractional Share deliverable in respect of exercise of a Stock Appreciation Right and the Fair Market Value as of the date of payment of any fractional Share deliverable in respect of any payment under a Performance Plan.

     (e) The Corporation, the Board of Directors, the Committee, the Grant Committee and the officers of Meritor shall be fully protected in relying in good faith on the computations and reports made pursuant to or in connection with the Plan by the independent certified public accountants who audit the Corporation's accounts or others (who may include Employees) whose services are used by the Board of Directors, Committee or Grant Committee in its administration of the Plan.

     (f) Notwithstanding any other provision of the Plan, if a Change of Control (as defined in Article III, Section 13(I)(1) of Meritor's By-Laws) shall occur, then unless prior to the occurrence thereof, the Board of Directors shall have determined otherwise by vote of at least two-thirds of its members, (i) all Performance Cycles (except those under Performance Plans that do not provide for a Change-of-Control contingency) not then complete shall be deemed completed forthwith, the Performance Objectives therefor shall be deemed to have been attained, and each participating Employee shall be deemed to have earned the maximum amount that could have been earned thereunder; (ii) all Options and any Stock Appreciation Rights then outstanding pursuant to the Plan shall forthwith become fully exercisable whether or not otherwise then exercisable; and (iii) the restrictions on all Restricted Shares granted under the Plan shall forthwith lapse.

     (g) The Corporation shall have the right in connection with the delivery of any Shares in payment of a Grant or a payment under a Performance Plan or upon exercise of an Option to require as a condition of such delivery that the recipient represent that such Shares are being acquired for investment and not with a view to the distribution thereof.

     (h) The Corporation shall have the right in connection with any payment under a Performance Plan, exercise of any Option or Stock Appreciation Right or termination of the Restricted Period for any Restricted Shares, to deduct from any such payment or any other payment by the Corporation, an amount equal to any taxes required by law to be withheld with respect thereto or to require the Employee or other person receiving such payment, effecting such exercise or entitled to Shares and related payments on termination of such Restricted Period, as a condition of and prior to such payment or exercise or delivery of Shares on such termination, to pay to the Corporation an amount sufficient to provide for any such taxes so required to be withheld.

     (i) Unless otherwise determined by the Committee or provided in an agreement between any Employee and the Corporation, for purposes of the Plan an Employee on authorized leave of absence will be considered as being in the employ of the Corporation.

     (j) The Corporation shall bear all expenses and costs in connection with the operation of the Plan, including costs related to the purchase, issue or transfer of Shares, but excluding taxes imposed on any person receiving a payment or delivery of Shares under the Plan or a Performance Plan.

14.  INTERPRETATIONS AND DETERMINATIONS

     The Committee shall have the power from time to time to interpret the Plan, to adopt, amend and rescind rules, regulations and procedures relating to the Plan, to make, amend and rescind determinations under the Plan and to take all other actions that the Committee shall deem necessary or appropriate for the implementation and administration of the Plan. All interpretations, determinations and other actions by the Committee not revoked or modified by the Board of Directors shall be final, conclusive and binding upon all parties.

15.  EFFECTIVE DATE

     Upon approval by the shareowners of Meritor, the Plan shall become effective as of September 30, 1997.

                                                                       EXHIBIT B

                              DIRECTORS STOCK PLAN
                                       OF
                            MERITOR AUTOMOTIVE, INC.

1.  PURPOSE OF THE PLAN

     The purpose of the Directors Stock Plan (the Plan) is to link the compensation of non-employee directors of Meritor Automotive, Inc. (Meritor) directly with the interests of the shareowners.

2.  PARTICIPANTS

     Participants in the Plan shall consist of directors of Meritor who are not employees of Meritor or any of its subsidiaries (Non-Employee Director). The term "subsidiary" as used in the Plan means a corporation more than 50% of the voting stock of which, or an unincorporated business entity more than 50% of the equity interest in which, shall at the time be owned directly or indirectly by Meritor.

3.  SHARES RESERVED UNDER THE PLAN

     Subject to the provisions of Section 10 of the Plan, there shall be reserved for delivery under the Plan 350,000 shares of Common Stock of Meritor (Shares). Shares to be delivered under the Plan may be authorized and unissued Shares, Shares held in treasury or any combination thereof.

4.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation and Management Development Committee of the Board of Directors of Meritor (the Committee). The Committee shall have authority to interpret the Plan, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.  EFFECTIVE DATE OF THE PLAN

     The Plan shall be submitted to the shareowners of Meritor for approval at the Annual Meeting of Shareowners to be held on February 11, 1998, or any adjournment thereof, and, if approved by the shareowners, shall become effective as of September 30, 1997.

6.  AWARD OF SHARES

     Each Non-Employee Director who is in office on the date (the Distribution
Date) of the pro-rata distribution (the Distribution) by Rockwell International Corporation to its shareowners of all the issued and outstanding stock of Meritor shall receive an award of 500 Shares effective immediately after the Distribution. Thereafter, each Non-Employee Director who is elected a director at, or who was previously elected and continues as a director after, any Annual Meeting of Shareowners of Meritor shall receive an award of 1,000 Shares effective immediately after that Annual Meeting. Each Non-Employee Director who is elected a director at any meeting of the Board shall receive effective immediately after that meeting an award of 1,000 Shares if elected after the annual meeting and prior to May 1; an award of 750 Shares if elected between May 1 and July 31; an award of 500 Shares if elected between August 1 and October 31; and an award of 250 Shares if elected between November 1 and the next annual meeting. A participant shall not be required to make any payment for any Shares delivered under the Plan. Upon the delivery of Shares under the Plan, the recipient shall have the entire beneficial ownership interest in, and all rights and privileges of a shareowner as to those Shares, including the right to vote the Shares and to receive dividends thereon.

     Each Non-Employee Director may elect each year, not later than December 31 of the year preceding the year in which the annual award of Shares is to be made, to receive the annual grant in the form of Shares of restricted stock (Restricted Shares). Upon receipt of Restricted Shares, the recipient shall have the right to vote the Shares and to receive dividends thereon, and the Shares shall have all the attributes of outstanding Shares except that the registered owner shall have no right to direct the transfer thereof. Restricted Shares shall be held in book-entry accounts subject to the direction of Meritor (or if Meritor elects, certificates therefor may be issued in the recipient's name but delivered to and held by Meritor) until ten days after (i) the recipient retires from the Board after reaching age 72 and having served at least three years as a director or
(ii) the recipient resigns from the Board or ceases to be a director by reason of the antitrust laws, compliance with Meritor's conflict of interest policies, death, disability or other circumstances the Board determines not to be adverse to the best interests of Meritor, when the restrictions on such book-entry accounts shall be released (or any certificates issued shall be delivered to the director) and such Shares shall cease to be Restricted Shares.

7.  RESTRICTION ON TRANSFER OF SHARES

     No Shares received by a participant under Section 6 or 9 of the Plan may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of for a period of six months after receipt of those Shares, except in the case of the participant's death or disability during that six-month period.

8.  STOCK OPTIONS

     Each Non-Employee Director who is in office on the Distribution Date shall be granted an option to purchase 1,500 Shares effective concurrently with the first grant of stock options under Meritor's 1997 Long-Term Incentives Plan after the Distribution Date. Thereafter, each Non-Employee Director who is elected a director at, or was previously elected and continues as a director after, any Annual Meeting of Shareowners of Meritor shall receive an option to purchase 3,000 Shares immediately after that Annual Meeting. Each Non-Employee Director who is elected a director at any meeting of the Board shall be granted effective immediately after that meeting an option to purchase 3,000 Shares if elected after the annual meeting and prior to May 1; an option to purchase 2,250 Shares if elected between May 1 and July 31; an option to purchase 1,500 Shares if elected between August 1 and October 31; and an option to purchase 750 Shares if elected between November 1 and the next annual meeting. The exercise price for each option so granted shall be one-hundred percent (100%) of the closing price (the fair market value) of the Shares on the date of grant as reported in the New York Stock Exchange -- Composite Transactions (or on the next preceding day Shares were traded if not traded on the date of grant).

     The purchase price of the Shares with respect to which an option or portion thereof is exercised shall be payable in full in cash, Shares valued at their fair market value on the date of exercise, or a combination thereof. Each option may be exercised in whole or in part at any time after it becomes exercisable; and each option shall become exercisable in approximately three equal installments on each of the first, second and third anniversaries of the date the option is granted. No option shall be exercisable prior to one year nor after ten years from the date of the grant thereof; provided, however, that if the holder of an option dies, the option may be exercised from and after the date of the optionee's death for a period of three years (or until the expiration date specified in the option if earlier) even if it was not exercisable at the date of death. Moreover, if an optionee retires after reaching age 72 and having served at least three years as a director, all options then held by that optionee shall be exercisable even if they were not exercisable at the optionee's retirement date; provided, however, that each such option shall expire at the earlier of five years from the date of the optionee's retirement or the expiration date specified in the option.

     Options granted under the Plan are not transferable other than (i) by will or by the laws of descent and distribution; or (ii) by gift to the grantee's spouse or natural, adopted or step-children or grandchildren (immediate family members) or to a trust for the benefit of one or more of the grantee's immediate family members or to a family charitable trust established by the grantee or a member of the grantee's family. If an optionee ceases to be a director while holding unexercised options, such options are then void, except in the case of
(i) death, (ii) disability, (iii) retirement after reaching age 72 and having served at least three years as a director, (iv) resignation from the Board for reasons of the antitrust laws, compliance with Meritor's conflict of interest policies or other circumstances that the Committee may determine as serving the best interests of

Meritor or (v) resignation or removal from the Board in connection with a change of control as defined in Article III, Section 13(I)(1) of Meritor's By-Laws (Change of Control).

9.  SHARES IN LIEU OF CASH COMPENSATION

     Each Non-Employee Director may elect each year, not later than December 31 of the year preceding the year as to which deferral of fees is to be applicable, to defer all or any portion of the cash retainer to be paid for board or other service in the following calendar year through the issuance or transfer of Restricted Shares, valued at the closing price on the New York Stock
Exchange -- Composite Transactions on the date when each payment of such retainer amount would otherwise be made in cash. Such Restricted Shares shall be the same as and subject to the same provisions as are applicable to the Restricted Shares issued or delivered pursuant to Section 6 of the Plan.

10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan and such adjustments and actions thereunder as the Board may deem appropriate under the circumstances.

11.  GOVERNMENT AND OTHER REGULATIONS

     Meritor shall have the right in connection with the delivery of any Shares under Section 6 or 9 of the Plan or upon exercise of options granted under
Section 8 of the Plan to require as a condition of such delivery that the recipient represent that such shares are being acquired for investment and not with a view to the distribution thereof.

12.  AMENDMENT AND TERMINATION OF THE PLAN

     The Plan may be amended by the Board in any respect, provided that, without shareowner approval, no amendment shall (i) materially increase the maximum number of Shares available for delivery under the Plan (other than adjustments pursuant to Section 10 hereof), (ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. The Plan may also be terminated at any time by the Board.

13.  MISCELLANEOUS

     (a) Nothing contained in the Plan shall be deemed to confer upon any person any right to continue as a director of or to be associated in any other way with Meritor.

     (b) Notwithstanding any other provision of the Plan, if a Change of Control shall occur, then, unless prior to the occurrence thereof the Board of Directors shall determine otherwise by vote of at least two-thirds of its members, (i) all options then outstanding pursuant to the Plan shall forthwith become fully exercisable whether or not then exercisable and (ii) the restrictions on all Restricted Shares granted under Section 6 or 9 of the Plan shall forthwith lapse.

     (c) To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware.

                                                                       EXHIBIT C

                            MERITOR AUTOMOTIVE, INC.

                          INCENTIVE COMPENSATION PLAN

1.  PURPOSES

     The purposes of the Incentive Compensation Plan (the "Plan") are to provide a reward and an incentive to employees in managerial, staff or technical capacities who have contributed in the then-current fiscal year and, in the future, are likely to contribute to the success of the Corporation and to enhance the Corporation's ability to attract and retain outstanding employees to serve in such capacities.

2.  DEFINITIONS

     For the purpose of the Plan, the following terms shall have the meanings shown:

          (a) Board of Directors.  The Board of Directors of Meritor.

          (b) Committee. The Compensation and Management Development Committee, designated by the Board of Directors, consisting of three or more members of the Board of Directors who are not eligible to participate in the Plan.

          (c) Corporation. Meritor and such of its subsidiaries and affiliates as may be designated by the Board of Directors.

          (d) Employees. Persons in the salaried employ of the Corporation (including those on authorized leave of absence) during some part of the fiscal year for which an award is made. Unless also an employee of the Corporation, no member of the Board of Directors shall be eligible to participate in the Plan.

          (e) Meritor.  Meritor Automotive, Inc.

          (f) Stock.  Common stock of Meritor.

3.  AWARDS

     (a) The Chief Executive Officer of Meritor shall submit to the Committee, within 35 days after the end of each fiscal year, recommendations concerning awards for that fiscal year.

     (b) The Committee, in its discretion, shall annually following the close of the immediately preceding fiscal year, determine (i) the extent to which awards, if any, shall be made; (ii) the employees to whom any such awards shall be made;
(iii) the amount of any award; and (iv) the form, terms and conditions of awards. The Committee may determine, among other things, whether and to what extent awards shall be paid in installments and in cash or in Stock or partly in cash and partly in Stock. Any Stock delivered in payment, in whole or in part, of an award may, at the Committee's discretion, be subject to such restrictions as the Committee deems appropriate.

     (c) The Corporation shall promptly notify each person to whom an award has been made and pay the award in accordance with the determinations of the Committee.

     (d) A cash award may be made with respect to an employee who has died. Any such award shall be paid to the legal representative or representatives of the estate of such employee.

4.  AWARDS IN STOCK

     (a) Meritor shall make available, as required, Stock to meet the needs of the Plan. The total number of shares of Stock which may be awarded under the Plan shall not exceed 300,000, except as provided in paragraph (b) below. Such shares may consist in whole or in part of unissued or reacquired shares. Stock subject to an award which lapses or is forfeited, for any reason, shall be available for further awards under the Plan.

     (b) If any change shall occur in or affect Stock subject to or awarded under the Plan on account of a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to common shareowners (other than a cash dividend), the Board of Directors may make such adjustments in the total number of shares subject to or awarded under the Plan as may be reasonably appropriate in the circumstances.

5.  FINALITY OF DETERMINATIONS

     The Committee shall have the power to administer and interpret the Plan. All determinations, interpretations and actions of the Committee and all actions of the Board of Directors under or in connection with the Plan shall be final, conclusive and binding upon all concerned.

6.  AMENDMENT OF THE PLAN

     The Board of Directors shall have the power, in its sole discretion, to amend, suspend or terminate the Plan at any time, except that:

          (a) No such action shall adversely affect rights under an award already made, without the consent of the person affected; and

          (b) Without approval of the shareowners of Meritor, the Board of Directors shall not increase the total number of shares of Stock subject to the Plan (except as provided in paragraph 4(b)).

7.  MISCELLANEOUS

     (a) A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of a quorum at a meeting, or by a writing or writings signed by a majority of the members of the Committee.

     (b) Notwithstanding any other provision of the Plan, if a Change of Control (as defined in Article III, Section 13 (I)(1) of Meritor's By-Laws) shall occur, then, unless prior to the occurrence thereof the Board of Directors shall determine otherwise by vote of at least two-thirds of its members, (i) all unpaid installments of any awards made under the Plan prior to such Change of Control shall forthwith become due and payable and (ii) any restrictions on any Stock delivered in payment, in whole or in part, of any awards made under the Plan prior to such Change of Control shall forthwith lapse.

     (c) The Corporation shall bear all expenses and costs in connection with the operation of the Plan.

V
O
T
I
N
G

D
I
R
E
C
T
I
V
E

                                 DIRECTION CARD

                      MERITOR AUTOMOTIVE, INC. SAVINGS PLAN
                ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLANS

                       TO: WELLS FARGO BANK, N.A., TRUSTEE


       You are hereby directed to vote shares of capital stock of Meritor Automotive, Inc. allocated to any accounts of the undersigned under the Meritor Automotive, Inc. Savings Plan and the various Rockwell International Corporation Savings Plans (Rockwell International Corporation Savings Plan, Rockwell Retirement Savings Plan for Certain Employees, Allen-Bradley Employee Savings and Investment Plans and Reliance Electric Company Savings and Investment Plan) on all matters that may come before the Annual Meeting of Shareowners of Meritor Automotive, Inc. to be held at the World Headquarters of Meritor Automotive, Inc., 2135 West Maple Road, Troy, Michigan on February 11, 1998, or any adjournment thereof.

       TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE; NO BOXES NEED TO BE CHECKED.


                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------



           (continued, and to be signed and dated, on the other side)
--------------------------------------------------------------------------------
                            / FOLD AND DETACH HERE /







                            / FOLD AND DETACH HERE /
--------------------------------------------------------------------------------

                        [MERITOR LOGO]


                                           ADMITTANCE CARD REQUEST

                        IF YOU PLAN TO ATTEND the Annual Meeting of Shareowners to be held on February 11, 1998, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your direction card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Savings Plans, an admittance card will be sent to you.

                        I/WE PLAN TO ATTEND THE MEETING IN TROY, MICHIGAN.


                        Name(s)_________________________________________________
                                        Please Print or Type

                        Street Address__________________________________________


                        City __________________ State _________ Zip Code________

----------   Please mark your
    X        votes as indicated                                       2630
----------   in this example.

IN THE ABSENCE OF AN EXPRESSED DIRECTION, THE TRUSTEE WILL VOTE ON THE LISTED PROPOSALS AND, IN ADDITION, ON OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF AS IT DEEMS PROPER.

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a), (b), (c), (d) AND (e).
--------------------------------------------------------------------------------
                             FOR          WITHHOLD AUTHORITY
(a) The election of       ---------           ---------
    two directors
                          ---------           ---------

Nominees: L.D. Yost and C.H. Harff


For, except vote withheld from the following nominee:

-------------------------------------------------------------

                                         FOR         AGAINST       ABSTAIN

                                      ---------     ---------     ---------
(b) The selection of auditors

                                      ---------     ---------     ---------



                                      ---------     ---------     ---------
(c) Approve the 1997 Long-Term
    Incentives Plan
                                      ---------     ---------     ---------



                                      ---------     ---------     ---------
(d) Approve the Directors Stock Plan

                                      ---------     ---------     ---------



                                      ---------     ---------     ---------
(e) Approve the Incentive
    Compensation Plan
                                      ---------     ---------     ---------




Annual Report--Mark here to
discontinue mailing of annual         ---------
report to shareowners for this
account (for multiple account         ---------
holders only).






SIGNATURE(S) __________________________________________ DATE ______________ 1998

NOTE: Please sign, date, and return the direction card promptly using the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
                            / FOLD AND DETACH HERE /





--------------------------------------------------------------------------------


BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 109 TROY, MI                             NO POSTAGE
POSTAGE WILL BE PAID BY ADDRESSEE                                    NECESSARY
                                                                     IF MAILED
                                                                      IN THE
                                                                   UNITED STATES
MERITOR AUTOMOTIVE INC.
2135 W. MAPLE RD.
TROY MI 48084-9716

P
R
O
X
Y

                                      PROXY
                            MERITOR AUTOMOTIVE, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints Larry D. Yost, John J. Creedon and Charles H. Harff, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at the Corporation's World Headquarters, 2135 West Maple Road, Troy, Michigan on February 11, 1998, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR the election of two nominees proposed for election as directors with terms expiring at the Annual Meeting in 2001 and FOR proposals (b), (c), (d) and (e), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

       To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------



           (continued, and to be signed and dated, on the other side)
--------------------------------------------------------------------------------
                            / FOLD AND DETACH HERE /







                            / FOLD AND DETACH HERE /
--------------------------------------------------------------------------------

                        [MERITOR LOGO]


                                        ADMITTANCE CARD REQUEST

                        IF YOU PLAN TO ATTEND the Annual Meeting of Shareowners to be held on February 11, 1998, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

                        I/WE PLAN TO ATTEND THE MEETING IN TROY, MICHIGAN.


                        Name(s)_________________________________________________
                                        Please Print or Type

                        Street Address__________________________________________


                        City __________________ State _________ Zip Code________

----------   Please mark your
    X        votes as indicated                                       2346
----------   in this example.

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposals (b), (c), (d) and (e) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a), (b), (c), (d) AND (e).
--------------------------------------------------------------------------------
                             FOR          WITHHOLD AUTHORITY
(a) The election of       ---------           ---------
    two directors
                          ---------           ---------

Nominees: L.D. Yost and C.H. Harff


For, except vote withheld from the following nominee:

-------------------------------------------------------------

                                         FOR         AGAINST       ABSTAIN

                                      ---------     ---------     ---------
(b) The selection of auditors

                                      ---------     ---------     ---------



                                      ---------     ---------     ---------
(c) Approve the 1997 Long-Term
    Incentives Plan
                                      ---------     ---------     ---------



                                      ---------     ---------     ---------
(d) Approve the Directors Stock Plan

                                      ---------     ---------     ---------



                                      ---------     ---------     ---------
(e) Approve the Incentive
    Compensation Plan
                                      ---------     ---------     ---------



Annual Report--Mark here to
discontinue mailing of annual         ---------
report to shareowners for this
account (for multiple account         ---------
holders only).





SIGNATURE(S) __________________________________________ DATE ______________ 1998

NOTE: Please sign, date, and return the proxy card promptly using the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.
--------------------------------------------------------------------------------
                            / FOLD AND DETACH HERE /





--------------------------------------------------------------------------------

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                                                                     NECESSARY
                                                                     IF MAILED
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                                                                   UNITED STATES
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2135 W. MAPLE RD.
TROY MI 48084-9716